UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04571

Name of Registrant: Vanguard Pennsylvania Tax-Free Funds

Address of Registrant:

P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:

Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2013 – November 30, 2014

Item 1: Reports to Shareholders

Annual Report | November 30, 2014

Vanguard Pennsylvania Tax-Exempt Funds

Vanguard Pennsylvania Tax-Exempt Money Market Fund

Vanguard Pennsylvania Long-Term Tax-Exempt Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	9
Pennsylvania Tax-Exempt Money Market Fund.	13
Pennsylvania Long-Term Tax-Exempt Fund.	29
About Your Fund’s Expenses.	62
Glossary.	64

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2014
	SEC Yield	Taxable- Equivalent Yield	Income Returns	Capital Returns	Total Returns

Vanguard Pennsylvania Tax-Exempt Money
Market Fund	0.01%	0.02%	0.01%	0.00%	0.01%
Other States Tax-Exempt Money Market Funds
Average					0.00
Other States Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Pennsylvania Long-Term Tax-Exempt Fund
Investor Shares	2.29%	4.17%	4.01%	5.89%	9.90%
Admiral™ Shares	2.37	4.32	4.10	5.89	9.99
Barclays PA Municipal Bond Index					8.32
Pennsylvania Municipal Debt Funds Average					9.05

Pennsylvania Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

7-day SEC yield for the Pennsylvania Tax-Exempt Money Market Fund; 30-day SEC yield for the Pennsylvania Long-Term Tax-Exempt Fund.
The calculation of taxable-equivalent yield assumes a typical itemized tax return and is based on the maximum federal tax rate of 43.4% and the maximum income tax rate for the state. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
November 30, 2013, Through November 30, 2014
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Vanguard Pennsylvania Tax-Exempt Money Market
Fund	$1.00	$1.00	$0.000	$0.000
Vanguard Pennsylvania Long-Term Tax-Exempt Fund
Investor Shares	$11.04	$11.69	$0.427	$0.000
Admiral Shares	11.04	11.69	0.436	0.000

Chairman’s Letter

Dear Shareholder,

After a rough start, the broad U.S. municipal bond market advanced for 11 consecutive months to finish the fiscal year ended November 30, 2014, with a return of about 8%.

Vanguard Pennsylvania Long-Term Tax-Exempt Fund participated in this upswing and exceeded the broader market result. For the 12 months, the fund’s Investor Shares returned 9.90% and its Admiral Shares 9.99%, surpassing the 8.32% return of its benchmark, the Barclays Pennsylvania Municipal Bond Index, and the 9.05% average return of competing Pennsylvania tax-exempt funds.

Price appreciation accounted for a healthy portion of the Long-Term Fund’s returns, unlike in the previous fiscal year, when price depreciation was a significant detractor. (For both Investor and Admiral Shares, the capital return this time was 5.89%; return from interest income was 4.01% for Investor Shares and 4.10% for Admiral Shares.)

Because bond yields and prices move in opposite directions, the fund’s 30-day SEC yield for Investor Shares fell, to 2.29% as of November 30, from 3.37% a year earlier.

With Federal Reserve policy keeping short-term interest rates near zero, Vanguard Pennsylvania Tax-Exempt Money Market Fund, which invests in securities maturing in less than one year, returned 0.01%; the average return of its peer funds was 0.00%. Its 7-day SEC yield finished the fiscal year at 0.01%, the same as a year earlier.

Please note: The funds are permitted to invest in securities whose income is subject to the alternative minimum tax (AMT). As of the end of the period, the Long-Term Fund owned no securities that would generate income distributions subject to the AMT, but the Money Market Fund did.

In case you hadn’t heard about them, I wanted to mention that in July the Securities and Exchange Commission (SEC) adopted a number of regulatory changes governing money market funds.

With these changes, and the significant safeguards it adopted in 2010, the SEC has issued a strong response to those who believe that institutional money market funds pose systemic risk. The vast majority of investors in Vanguard money market funds will not be affected by the new rules. A brief overview of the new rules can be found in the box on page 6.

Bond prices continued to climb almost without interruption
Yields in the United States were low when the fiscal year began, and they defied expectations by moving even lower despite the Fed’s winding down of its bond-buying program from January

Market Barometer
		Average Annual Total Returns Periods Ended November 30, 2014
	One Year	Three Years	Five Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	5.27%	3.00%	4.10%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.23	4.78	5.12
Citigroup Three-Month U.S. Treasury Bill Index	0.04	0.04	0.06

Stocks
Russell 1000 Index (Large-caps)	16.56%	21.05%	16.25%
Russell 2000 Index (Small-caps)	3.99	18.36	16.69
Russell 3000 Index (Broad U.S. market)	15.53	20.84	16.28
FTSE All-World ex US Index (International)	1.05	10.29	5.94

CPI
Consumer Price Index	1.32%	1.44%	1.77%

through October. Falling yields and “safe haven” demand by overseas investors for U.S. Treasuries helped the broad U.S. taxable bond market return 5.27% for the 12 months. The yield of the 10-year Treasury note ended November at 2.25%, down from 2.74% a year earlier.

International bonds (as measured by the Barclays Global Aggregate Index ex USD) returned –2.53% for U.S. investors, as many foreign currencies weakened against the U.S. dollar during the fiscal year. (International bonds produced a positive return for U.S. investors after currency hedging, which helps mitigate the effects of movements in foreign exchange rates.)

Monetary actions gave U.S. stocks a boost, as did corporate earnings
The broad U.S. stock market gained more than 15% for the 12 months. Generally accommodative global monetary actions and strong corporate earnings offset investors’ concern about geopolitical issues such as economic struggles in Europe and strife in the Middle East.

Investors seemed to take comfort in the Fed’s assurances that it would keep short-term interest rates low, even as it ended its bond-buying program as anticipated. The Bank of Japan, the European Central Bank, and the People’s Bank of China all announced more stimulus measures.

Expense Ratios Your Fund Compared With Its Peer Group

	Investor Shares	Admiral Shares	Peer Group Average

Pennsylvania Tax-Exempt Money
Market Fund	0.16%	—	0.20%
Pennsylvania Long-Term Tax-Exempt
Fund	0.20	0.12%	1.06
The fund expense ratios shown are from the prospectus dated March 27, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2014, the funds’ expense ratios were: for the Pennsylvania Tax-Exempt Money Market Fund, 0.06%; and for the Pennsylvania Long-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares. The expense ratio for the Pennsylvania Money Market Fund reflects a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the expense ratio was 0.16%. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2013.

Peer groups: For the Pennsylvania Tax-Exempt Money Market Fund, Other States Tax-Exempt Money Market Funds; for the Pennsylvania
Long-Term Tax-Exempt Fund, Pennsylvania Municipal Debt Funds.

As many currencies weakened against the U.S. dollar, international stocks managed a return of about 1% in dollar terms. Emerging markets fared better than the developed markets of Europe and the Pacific region.

Reversing their 2013 performance, muni bonds made a strong showing
The municipal bond market was under pressure through much of 2013, amid unsettling headlines about distressed issuers such as Puerto Rico and Detroit, as it absorbed the fact that the Fed would be starting to scale back its bond purchases. With the new year came new concerns, however. These included a domestic economic recovery marked by stops and starts and instability in Eastern Europe and the Middle East. Furthermore, muni yields were attractive both on their own and compared with those of Treasuries and corporate bonds.

These factors, along with the positive credit trend for state-issued debt, contributed to resurgent demand for munis in 2014 by their usual buyers—people in high-income tax brackets looking for tax-exempt income. Munis’ compelling yields also elicited demand from nontraditional buyers, including foreign investors and U.S. banks, insurance companies, and hedge funds.

Total Returns Ten Years Ended November 30, 2014

Average Annual Return

Pennsylvania Tax-Exempt Money Market Fund	1.22%
Spliced Pennsylvania Tax-Exempt Money Market Funds Average	0.98
For a benchmark description, see the Glossary.
Spliced Pennsylvania Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Pennsylvania Long-Term Tax-Exempt Fund Investor Shares	4.49%
Barclays PA Municipal Bond Index	4.95
Pennsylvania Municipal Debt Funds Average	3.98
Pennsylvania Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Tax collection remained solid at state and local levels, broadly speaking. While supply remained generally light across the nation, Pennsylvania bucked this trend, with supply rising in 2014.

The Long-Term Tax-Exempt Fund benefited from the skill of its advisor, Vanguard Fixed Income Group. Having exposure to bonds with maturities dated longer than ten years and to bonds rated A and BBB by major credit-rating agencies helped the fund, as did largely avoiding Puerto Rico’s beleaguered muni bonds. The fund’s holdings in callable bonds and its relatively small allocation to noncallable bonds also contributed to relative performance, because callable bonds tend to have higher yields relative to their duration risk.

Although this past fiscal year was a strong one for munis, keep in mind that because yields have fallen so low, it’s unlikely that munis—especially those with longer maturities—will produce similar returns next year.

For more information about the advisor’s approach and the fund’s positioning during the year, please see the Advisor’s Report that follows this letter.

New rules on money market funds won’t affect most Vanguard investors

New rules governing money market funds garnered significant attention in 2014. But under these rules, approved by the Securities and Exchange Commission (SEC), it will be business as usual for the vast majority of Vanguard clients invested in such funds, including our tax-exempt money market funds. A key point is that money market funds catering to individual investors will be allowed to continue to seek to maintain a stable $1 share price, or net asset value (NAV).

The SEC has put in place a new framework that will enable a fund’s board of directors to address a “run on the fund” by imposing redemption fees or even suspending redemptions.
The board will be able to take these measures when the fund’s liquidity—the percentage of its assets invested in securities that may be readily traded in the market—falls below a certain predefined level. (Government and Treasury money market funds will be permitted, but not required, to implement these fees and restrictions.)

More extensive changes are in store for institutional money market funds, which proved more susceptible to large-scale redemptions during the 2008–09 financial crisis. Most significantly, these funds will have to shift from a fixed share price to a floating NAV.

Although some rules must be implemented sooner, the compliance date for the core reforms is in autumn 2016, which gives investors time to find alternatives if they wish. We will no doubt be reporting to you again as we work through the implications of these changes for our clients and our lineup of funds.

Strong credit analysis has guided the funds through tough times
During the ten years ended November 30, 2014, media noise about the creditworthi-ness of municipal issuers and a few widely publicized municipal bankruptcies rattled the muni market. However, Vanguard’s in-house analysis—always one of the main pillars of our investment process—has helped us sidestep potential problems and identify opportunities among muni bonds. That process is ongoing, even for the bonds already held in our portfolios.

The work of our credit analysts, along with the competitive advantage of our low costs, has been instrumental in enabling the funds to outpace the average return of their peers over the last decade—an important measure of relative success for actively managed funds. The Long-Term Fund trailed its benchmark index slightly, after taking into account the expenses associated with running the fund.

Realistic expectations are key to reaching your long-term goals
Over the last several years, investors have grown accustomed to mostly strong returns from both stocks and bonds. This, of course, has been a welcome development for our clients as they strive to achieve their financial goals. But as any experienced investor knows, markets aren’t always so favorable.

Our recently published economic and market outlook research paper cautions that, over the next decade, returns for a balanced 60% equity/40% bond portfolio are likely to be moderately below long-run historical averages. (For more details, see Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

I point out our modest projections not to be discouraging but to be helpful. Realistic expectations are the foundation of a sound plan to reach your long-term objective, whether it’s establishing a secure retirement, paying for a child’s education, or achieving some other goal.

If you expect too much from the markets, you might not save sufficiently. You might also take on excessive risk in your portfolio in the pursuit of unrealistically high returns.

We firmly believe that a better course is to follow Vanguard’s principles for investing success:

• Goals. Create clear, appropriate investment goals.

• Balance. Develop a suitable asset allocation using broadly diversified funds.

• Cost. Minimize cost.

• Discipline. Maintain perspective and long-term discipline.

The beauty of these principles is that, unlike market returns, each one is within your control, and focusing on them can put you on the right path.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
December 15, 2014

Advisor’s Report

For the fiscal year ended November 30, 2014, Vanguard Pennsylvania Long-Term Tax-Exempt Fund returned 9.90% for Investor Shares and 9.99% for Admiral Shares, outpacing its benchmark, the Barclays Pennsylvania Municipal Bond Index, which returned 8.32%. The fund also surpassed the 9.05% average return of its peers. Vanguard Pennsylvania Tax-Exempt Money Market Fund returned 0.01%, compared with the average return of 0.00% for peer-group funds.

The investment environment
It was a remarkable year for municipal bonds. While the macroeconomic environment helped the overall bond market produce solid returns, municipal bonds did even better, boosted by light supply and a surge in demand. In contrast to most of the nation, supply increased in Pennsylvania, a difference we’ll address in more detail later in this letter.

The bond market was shaken in 2013 when the Federal Reserve signaled its intention to wind down its unprecedented bond-buying program. The Fed eventually succeeded in reassuring investors that the tapering would be gradual, that it would proceed only if the Fed saw sufficient underlying strength in the economy, and that interest rates were likely to remain low for a considerable period even after the program ended.

The economy provided the signals the central bank was looking for. Gross domestic product increased at an annual rate above 2.5% over the 12 months

Yields of Tax-Exempt Municipal Securities (AAA-Rated General-Obligation Issues)

	November 30,	November 30,
Maturity	2013	2014
2 years	0.33%	0.14%
5 years	1.16	0.88
10 years	2.65	1.98
30 years	4.10	3.00
Source: Vanguard.

ended September 30, despite a sharp contraction in the first quarter of 2014 due in part to severe winter weather. The labor market also improved, with the U.S. unemployment rate falling to 5.8%, and inflation remained well below the Fed’s target. Pennsylvania’s labor market improved as well, with unemployment down to 5.4% in October.

This benign environment for bonds—moderate economic growth, low inflation, and continuing easy monetary policy—helped revive demand for them. Heightened tensions in Eastern Europe and the Middle East were factors as well, with more risk-averse investors turning to bonds as a safe harbor. International buyers also stepped in, drawn by the relative value of U.S. bonds and the strong dollar.

Over the period, the Treasury yield curve flattened, as securities with longer maturities strongly outperformed those with shorter maturities. Corporate bonds as a whole fared even better as investors were lured by their higher yields, drawing credit spreads tighter.

Demand for municipal securities rebounded. After munis fell out of favor in 2013, their valuations reached very attractive levels compared with Treasuries and corporate bonds. Those valuations drew back individual investors looking for tax-free income as well as many buyers that otherwise would not have been interested, including insurance companies, pension funds, and foreign investors.

Muni investors have acknowledged that many issuers have made progress in putting their fiscal houses in order since the Great Recession. For states as a whole, tax revenues have been rising for four years. Local governments are also in better shape now that property taxes, which make up a good portion of their total revenues, have started to pick up along with the housing market.

However, Pennsylvania remains an exception to the trend of increasing tax revenue. Its $29 billion fiscal 2015 budget, which relies heavily on one-time items to achieve balance, was signed by Governor Tom Corbett ten days late. As a result, the commonwealth borrowed $700 million from its treasury’s short-term reserve pool to meet operating expenses, a practice not unheard of but unusual so early in the fiscal year.

Overall, the commonwealth’s financial flexibility remains constrained; its rainy-day reserves are depleted and it continues to underfund its pension liabilities. The apparent unwillingness in Harrisburg to address that underfunding was noted by all three major rating agencies, each of which downgraded Pennsylvania’s credit rating one notch in 2014 (Standard & Poor’s and Fitch to AA, Moody’s to Aa3).

Despite such challenges, Pennsylvania’s continuing recovery from the financial crisis and recession, while slow, has slightly outpaced that of the nation as a whole, according to a gauge of current economic conditions for each state published monthly by the Federal Reserve Bank of Philadelphia. The bank’s index for Pennsylvania climbed nearly 15% from its low point in 2009 through October 2014, compared with a 14% increase for its U.S. index.

Management of the funds
The Long-Term Fund’s outsized allocation to longer-dated bonds proved fruitful. Although many investors thought rates would head significantly higher and wanted to limit their exposure to the longer end of the yield curve, we thought that rates would remain relatively stable and that holding bonds with maturities of ten years or more would help us maximize yield.

As for credit exposure, we saw relative value in A-rated and BBB-rated bonds when the period began. Their prices rose significantly as investors intensified their search for yield, and so, as with longer-dated bonds, we gradually reduced our exposure to them.

Other favorable decisions included our allocation to premium callable bonds; because of the risk that their issuers may redeem them before they mature, such bonds offer a higher yield than noncallable bonds.

Running counter to the general trend among the states, bond issuance in Pennsylvania increased. This larger supply slightly hindered overall performance, but it did provide opportunities. Notable investments over the fiscal year included holdings in a $476 million Delaware River

Port Authority bond and a $304 million University of Pittsburgh Medical Center bond. The Long-Term Fund also participated in four new issues from the Pennsylvania Turnpike Commission.

Although the fund performed well, there were areas of weakness: Its modest underweighting of callable bonds with shorter durations held back returns a bit, and while security selection did not detract much from returns, neither was it a strong point.

For the Money Market Fund, the low interest rates remained challenging but not unfamiliar, as the Fed has kept its target for overnight rates at 0%–0.25% since late 2008. We continued to look for opportunities to support returns through risk management and security selection.

A look ahead
The strong performance of municipal bonds has put their valuations at much fuller levels compared with 12 months ago. And with yields so low, the overall economy still improving, and a potential interest rate rise in the offing, we expect these bonds’ returns over the next year to be more or less in line with the income they produce.

Our outlook is for the U.S. economy to grow at a moderate pace in 2015. The Fed is likely to begin raising the federal funds target rate in the second half of the year. Although market volatility will probably pick up as we approach that point, we believe that the pace of tightening in monetary policy will be slow and that the target rate will eventually end up below its historical average. For muni bonds, that’s likely to mean interest rates will remain lower than their levels over the past 10 to 15 years.

As we enter the new fiscal year, the Long-Term Fund has a duration modestly shorter than that of its benchmark (because of the prospect of rising rates) and allocations favoring maturities of five to ten years. With regard to Puerto Rico, we are likely to remain largely on the sidelines until we see sustained economic growth and budget discipline.

We will continue to hold higher-than-usual levels of liquidity, so that we can take advantage of any pricing dislocations that may arise.

As always, our experienced team of portfolio managers, traders, and credit analysts will seek out opportunities to add to the funds’ performance by identifying bonds that appear to be mispriced by the market.

Christopher W. Alwine, CFA, Principal,
Head of Municipal Bond Funds

Pamela Wisehaupt Tynan, Principal,
Head of Municipal Money Market Funds

James M. D’Arcy, CFA,
Portfolio Manager

John M. Carbone, Principal,
Portfolio Manager

Vanguard Fixed Income Group

December 17, 2014

Pennsylvania Tax-Exempt Money Market Fund

Fund Profile
As of November 30, 2014

Financial Attributes
Ticker Symbol	VPTXX
Expense Ratio[1]	0.16%
7-Day SEC Yield	0.01%
Average Weighted
Maturity	30 days

Distribution by Credit Quality (% of portfolio)

First Tier	100.0%
A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody's, Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratio shown is from the prospectus dated March 27, 2014, and represents estimated costs for the current fiscal year. For the fiscal year ended November 30, 2014, the expense ratio was 0.06%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before this reduction, the expense ratio was 0.16%.

Pennsylvania Tax-Exempt Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund’s 7-day SEC yield reflects its current earnings more closely than do the average annual returns.

Cumulative Performance: November 30, 2004, Through November 30, 2014
Initial Investment of $10,000

	Average Annual Total Returns Periods Ended November 30, 2014

	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment

Pennsylvania Tax-Exempt Money
Market Fund	0.01%	0.05%	1.22%	$11,289
••••••• Spliced Pennsylvania Tax-Exempt
Money Market Funds Average	0.00	0.00	0.98	11,024
For a benchmark description, see the Glossary.
Spliced Pennsylvania Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend information.

Pennsylvania Tax-Exempt Money Market Fund

Fiscal-Year Total Returns (%): November 30, 2004, Through November 30, 2014
		Spliced PA Tax-Exempt Money Mkt Funds Avg Total Returns

Fiscal Year	Total Returns
2005	2.19%	1.72%
2006	3.31	2.85
2007	3.64	3.14
2008	2.42	1.93
2009	0.50	0.22
2010	0.12	0.00
2011	0.06	0.00
2012	0.03	0.01
2013	0.01	0.00
2014	0.01	0.00
7-day SEC yield (11/30/2014): 0.01%
For a benchmark description, see the Glossary.
Spliced Pennsylvania Tax-Exempt Money Market Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Average Annual Total Returns: Periods Ended September 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years

Pennsylvania Tax-Exempt Money
Market Fund	6/13/1988	0.01%	0.05%	1.25%

Pennsylvania Tax-Exempt Money Market Fund

Financial Statements

Statement of Net Assets
As of November 30, 2014

The fund reports a complete list of its holdings in various monthly and quarterly regulatory filings. The fund publishes its holdings on a monthly basis at vanguard.com and files them with the Securities and Exchange Commission on Form N-MFP. The fund’s Form N-MFP filings become public 60 days after the relevant month-end, and may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec. gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (99.4%)
Pennsylvania (99.4%)
Allegheny County PA GO VRDO	0.040%	12/5/14 LOC	32,275	32,275
Allegheny County PA Higher Education Building
Authority University Revenue
(Carnegie Mellon University)	5.000%	3/1/15	3,500	3,542
Allegheny County PA Higher Education Building
Authority University Revenue
(Carnegie Mellon University) VRDO	0.040%	12/1/14	92,220	92,220
Allegheny County PA Industrial Development
Authority Revenue (Western Pennsylvania
School for Blind Children) VRDO	0.040%	12/5/14	10,000	10,000
Beaver County PA Industrial Development
Authority Pollution Control Revenue
(FirstEnergy Generation Project) VRDO	0.060%	12/1/14 LOC	29,225	29,225
Beaver County PA Industrial Development
Authority Pollution Control Revenue
(FirstEnergy Generation Project) VRDO	0.060%	12/1/14 LOC	2,450	2,450
1 Berks County PA Municipal Authority Revenue
(Reading Hospital & Medical Center Project)
TOB VRDO	0.040%	12/5/14 LOC	92,095	92,095
1 Berks County PA Municipal Authority Revenue
(Reading Hospital & Medical Center Project)
TOB VRDO	0.050%	12/5/14	9,750	9,750
1 Bethlehem PA Area School District GO TOB VRDO	0.040%	12/5/14 LOC	8,975	8,975
Bucks County PA GO	3.000%	12/1/14	1,645	1,645
Bucks County PA GO	3.000%	6/1/15	3,050	3,094
Bucks County PA GO	4.000%	12/1/15	1,635	1,698
Butler County PA General Authority Revenue
(Erie School District Project) VRDO	0.050%	12/5/14 LOC	12,440	12,440
Butler County PA General Authority Revenue
(North Allegheny School District Project) VRDO	0.040%	12/5/14	14,080	14,080
Cambria County PA Industrial Development
Authority Revenue (American National
Red Cross) VRDO	0.060%	12/5/14 LOC	17,200	17,200
1 Central Bradford PA Progress Authority Revenue
(Robert Packer Hospital) TOB VRDO	0.040%	12/5/14 LOC	10,365	10,365

Pennsylvania Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
2 Chester County PA GO	1.000%	7/15/15	2,855	2,870
Chester County PA GO	2.500%	9/1/15	1,305	1,328
1 Chester County PA Industrial Development
Authority Water Facilities Revenue
(Aqua Pennsylvania Inc. Project) TOB VRDO	0.070%	12/5/14 (13)	15,935	15,935
2 Chester PA Water Authority Revenue	3.000%	12/1/15	1,110	1,140
Delaware County PA Authority Hospital Revenue
(Crozer-Chester Medical Center Obligated
Group) VRDO	0.040%	12/5/14 LOC	8,925	8,925
Delaware County PA Authority Hospital Revenue
(Crozer-Chester Medical Center Obligated
Group) VRDO	0.040%	12/5/14 LOC	2,000	2,000
Delaware County PA Authority Revenue
(Haverford College) VRDO	0.040%	12/5/14	29,545	29,545
Delaware County PA Industrial Development
Authority Airport Facilities Revenue
(United Parcel Service Inc.) VRDO	0.050%	12/1/14	57,500	57,500
1 Delaware County PA Industrial Development
Authority Revenue (Aqua Pennsylvania Inc.
Project) TOB VRDO	0.070%	12/5/14 (13)	2,515	2,515
1 Delaware County PA Industrial Development
Authority Revenue (Covanta Energy
Project) VRDO	0.060%	12/5/14 LOC	2,960	2,960
Delaware County PA Industrial Development
Authority Revenue (Covanta Energy
Project) VRDO	0.060%	12/5/14 LOC	3,615	3,615
Delaware County PA Industrial Development
Authority Solid Waste Revenue
(Scott Paper Co.) VRDO	0.060%	12/5/14	20,000	20,000
Delaware County PA Industrial Development
Authority Solid Waste Revenue
(Scott Paper Co.) VRDO	0.060%	12/5/14	12,000	12,000
Delaware River Port Authority Pennsylvania &
New Jersey Revenue VRDO	0.040%	12/5/14 LOC	12,555	12,555
East Penn PA School District GO	3.000%	12/15/14	1,150	1,151
Emmaus PA General Authority Revenue VRDO	0.040%	12/5/14 LOC	10,900	10,900
Emmaus PA General Authority Revenue VRDO	0.040%	12/5/14 LOC	6,900	6,900
Emmaus PA General Authority Revenue VRDO	0.040%	12/5/14 LOC	8,800	8,800
Emmaus PA General Authority Revenue VRDO	0.040%	12/5/14 LOC	11,500	11,500
Emmaus PA General Authority Revenue VRDO	0.040%	12/5/14 LOC	9,600	9,600
Emmaus PA General Authority Revenue VRDO	0.040%	12/5/14 LOC	10,000	10,000
Emmaus PA General Authority Revenue VRDO	0.040%	12/5/14 LOC	7,500	7,500
Emmaus PA General Authority Revenue VRDO	0.040%	12/5/14 LOC	1,200	1,200
Emmaus PA General Authority Revenue VRDO	0.040%	12/5/14 LOC	8,700	8,700
Emmaus PA General Authority Revenue VRDO	0.040%	12/5/14 LOC	11,800	11,800
Emmaus PA General Authority Revenue VRDO	0.040%	12/5/14 LOC	2,500	2,500
Emmaus PA General Authority Revenue VRDO	0.040%	12/5/14 LOC	7,900	7,900
Emmaus PA General Authority Revenue VRDO	0.040%	12/5/14 LOC	500	500
Emmaus PA General Authority Revenue VRDO	0.040%	12/5/14 LOC	48,000	48,000
Emmaus PA General Authority Revenue VRDO	0.040%	12/5/14 LOC	2,200	2,200
Emmaus PA General Authority Revenue VRDO	0.040%	12/5/14 LOC	1,200	1,200
1 Geisinger Authority Health System Pennsylvania
Revenue (Geisinger Health System) TOB VRDO	0.050%	12/5/14	5,225	5,225
1 Geisinger Authority Health System Pennsylvania
Revenue (Geisinger Health System) TOB VRDO	0.050%	12/5/14	2,785	2,785

Pennsylvania Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 Geisinger Authority Health System Pennsylvania
Revenue (Geisinger Health System) TOB VRDO	0.050%	12/5/14	5,000	5,000
Geisinger Authority Health System Pennsylvania
Revenue (Geisinger Health System) VRDO	0.020%	12/1/14	45,800	45,800
Geisinger Authority Health System Pennsylvania
Revenue (Geisinger Health System) VRDO	0.020%	12/1/14	24,460	24,460
Geisinger Authority Health System Pennsylvania
Revenue (Geisinger Health System) VRDO	0.030%	12/1/14	1,400	1,400
Geisinger Authority Health System Pennsylvania
Revenue (Geisinger Health System) VRDO	0.030%	12/1/14	16,100	16,100
Haverford Township PA School District GO VRDO	0.040%	12/5/14 LOC	5,000	5,000
Hempfield PA Area School District
(Westmoreland County) GO	5.000%	9/15/15 (Prere.)	2,000	2,076
Indiana County PA Hospital Authority
Revenue VRDO	0.050%	12/5/14 LOC	3,400	3,400
Lancaster County PA Hospital Authority Health
Center Revenue (Masonic Homes Project) VRDO	0.050%	12/1/14 LOC	4,100	4,100
1 Lancaster County PA Hospital Authority Health
System Revenue (Lancaster General Hospital
Project) TOB VRDO	0.050%	12/5/14	3,410	3,410
Lower Merion PA School District GO VRDO	0.040%	12/5/14 LOC	28,365	28,365
Lower Merion PA School District GO VRDO	0.040%	12/5/14 LOC	5,600	5,600
3 Manheim Township PA School District GO	0.147%	5/1/15	1,600	1,600
Montgomery County PA GO VRDO	0.040%	12/1/14	4,600	4,600
Montgomery County PA Industrial Development
Authority Revenue (Friends’ Central School
Project) VRDO	0.040%	12/5/14 LOC	2,610	2,610
Moon Industrial Development Authority
Pennsylvania Mortgage Revenue (Providence
Point Project) VRDO	0.050%	12/5/14 LOC	10,000	10,000
Northampton County PA General Purpose
Authority University Revenue
(Lafayette College) VRDO	0.050%	12/5/14	7,120	7,120
Northampton County PA General Purpose
Authority University Revenue
(Lehigh University) VRDO	0.030%	12/5/14	16,185	16,185
Northampton County PA General Purpose
Authority University Revenue
(Lehigh University) VRDO	0.030%	12/5/14	10,350	10,350
Northampton County PA General Purpose
Authority University Revenue
(Lehigh University) VRDO	0.030%	12/5/14	11,280	11,280
Nuveen PA Investment Quality Municipal
Fund VRDP VRDO	0.140%	12/5/14 LOC	28,500	28,500
1 Nuveen Pennsylvania Investment Quality
Municipal Fund VRDP VRDO	0.140%	12/5/14 LOC	39,000	39,000
Pennsylvania Economic Development
Financing Authority Exempt Facilities Revenue
(York Water Co. Project) VRDO	0.060%	12/5/14 LOC	5,000	5,000
Pennsylvania Economic Development Financing
Authority Unemployment Compensation Revenue	3.000%	1/1/15	4,000	4,010
Pennsylvania Economic Development Financing
Authority Unemployment Compensation Revenue	4.000%	7/1/15	3,670	3,753
Pennsylvania Economic Development Financing
Authority Unemployment Compensation
Revenue Bonds	5.000%	7/1/15	36,790	37,841

Pennsylvania Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
1 Pennsylvania Economic Development Financing
Authority Water Facilities Revenue
(Aqua Pennsylvania Inc. Project) TOB VRDO	0.050%	12/5/14 (13)	9,900	9,900
Pennsylvania GO	5.500%	2/1/15	5,000	5,045
Pennsylvania GO	5.000%	2/15/15	11,400	11,514
Pennsylvania GO	5.000%	2/15/15	13,950	14,091
Pennsylvania GO	5.000%	4/15/15	7,000	7,127
Pennsylvania GO	5.000%	5/1/15	5,000	5,101
Pennsylvania GO	5.000%	6/1/15	13,280	13,603
Pennsylvania GO	5.000%	6/15/15	5,000	5,131
Pennsylvania GO	5.000%	7/1/15	13,600	13,987
Pennsylvania GO	5.000%	11/15/15	10,000	10,465
1 Pennsylvania GO TOB VRDO	0.040%	12/5/14	10,400	10,400
1 Pennsylvania GO TOB VRDO	0.050%	12/5/14	11,400	11,400
1 Pennsylvania GO TOB VRDO	0.050%	12/5/14	12,820	12,820
1 Pennsylvania GO TOB VRDO	0.050%	12/5/14	5,000	5,000
Pennsylvania Higher Educational Facilities
Authority Revenue (Drexel University) VRDO	0.040%	12/5/14 LOC	3,975	3,975
Pennsylvania Higher Educational Facilities
Authority Revenue (Drexel University) VRDO	0.040%	12/5/14 LOC	8,350	8,350
Pennsylvania Higher Educational Facilities
Authority Revenue (Drexel University) VRDO	0.040%	12/5/14 LOC	15,810	15,810
Pennsylvania Higher Educational Facilities
Authority Revenue (Gwynedd Mercy College)
VRDO	0.050%	12/5/14 LOC	12,060	12,060
Pennsylvania Higher Educational Facilities
Authority Revenue (Higher Education System)	5.000%	6/15/15	6,310	6,474
1 Pennsylvania Higher Educational Facilities
Authority Revenue (Presbyterian Medical
Center) TOB VRDO	0.050%	12/5/14	7,200	7,200
Pennsylvania Higher Educational Facilities
Authority Revenue (St. Joseph’s
University) VRDO	0.040%	12/5/14 LOC	14,000	14,000
Pennsylvania Higher Educational Facilities
Authority Revenue (Thomas Jefferson
University) VRDO	0.030%	12/5/14 LOC	18,040	18,040
1 Pennsylvania Higher Educational Facilities
Authority Revenue (Trustees of the University
of Pennsylvania) TOB PUT	0.140%	7/9/15	5,000	5,000
Pennsylvania Higher Educational Facilities
Authority Revenue (University of Pennsylvania
Health System) VRDO	0.040%	12/5/14	59,780	59,780
1 Pennsylvania Housing Finance Agency Single
Family Mortgage Revenue TOB VRDO	0.050%	12/5/14	7,570	7,570
1 Pennsylvania Housing Finance Agency Single
Family Mortgage Revenue TOB VRDO	0.090%	12/5/14	2,300	2,300
Pennsylvania Housing Finance Agency Single
Family Mortgage Revenue VRDO	0.060%	12/5/14	28,775	28,775
Pennsylvania Housing Finance Agency Single
Family Mortgage Revenue VRDO	0.060%	12/5/14	18,175	18,175
Pennsylvania Housing Finance Agency Single
Family Mortgage Revenue VRDO	0.060%	12/5/14	16,350	16,350
Pennsylvania Housing Finance Agency Single
Family Mortgage Revenue VRDO	0.060%	12/5/14	24,195	24,195

Pennsylvania Tax-Exempt Money Market Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pennsylvania Infrastructure & Investment
Authority Revenue CP	0.070%	12/1/14 LOC	6,000	6,000
Pennsylvania Infrastructure & Investment
Authority Revenue CP	0.060%	12/2/14 LOC	32,700	32,700
Pennsylvania Infrastructure & Investment
Authority Revenue CP	0.060%	12/9/14 LOC	5,000	5,000
Pennsylvania Intergovernmental Cooperation
Authority Special Tax Revenue
(Philadelphia Funding Program)	5.000%	6/15/15	5,500	5,643
1 Pennsylvania Intergovernmental Cooperation
Authority Special Tax Revenue
(Philadelphia Funding Program) TOB VRDO	0.050%	12/5/14	5,050	5,050
Pennsylvania State University Revenue	5.000%	3/1/15	1,000	1,012
Pennsylvania State University Revenue PUT	0.150%	6/1/15	49,235	49,235
1 Pennsylvania State University Revenue TOB VRDO	0.040%	12/5/14 LOC	14,600	14,600
1 Pennsylvania State University Revenue TOB VRDO	0.050%	12/5/14	6,095	6,095
Pennsylvania Turnpike Commission Oil
Franchise Tax Revenue	5.000%	12/1/14	1,000	1,000
3 Pennsylvania Turnpike Commission Revenue	0.090%	6/1/15	5,000	5,000
3 Pennsylvania Turnpike Commission Revenue	0.090%	6/1/15	22,920	22,920
Philadelphia Authority for Industrial Development
Revenue (Gift of Life Donor Program) VRDO	0.050%	12/5/14 LOC	10,660	10,660
Philadelphia PA Airport Revenue VRDO	0.040%	12/5/14 LOC	22,090	22,090
Philadelphia PA Airport Revenue VRDO	0.040%	12/5/14 LOC	8,500	8,500
1 Philadelphia PA Authority for Industrial
Development Revenue (Children’s Hospital of
Philadelphia Project) TOB VRDO	0.050%	12/5/14	5,000	5,000
1 Philadelphia PA Authority for Industrial
Development Revenue
(Girard Estate Aramark Project) VRDO	0.080%	12/5/14 LOC	3,600	3,600
Philadelphia PA Authority for Industrial
Development Revenue
(Inglis House Project) VRDO	0.040%	12/5/14	19,900	19,900
Philadelphia PA Gas Works Revenue VRDO	0.040%	12/5/14 LOC	14,000	14,000
Philadelphia PA Gas Works Revenue VRDO	0.040%	12/5/14 LOC	3,930	3,930
Philadelphia PA Gas Works Revenue VRDO	0.040%	12/5/14 LOC	17,900	17,900
Philadelphia PA GO VRDO	0.050%	12/5/14 LOC	60,550	60,550
1 Philadelphia PA Hospitals & Higher Education
Facilities Authority Hospital Revenue
(Children’s Hospital of Philadelphia Project)
TOB VRDO	0.050%	12/5/14	4,765	4,765
Philadelphia PA Hospitals & Higher Education
Facilities Authority Hospital Revenue
(Children’s Hospital of Philadelphia
Project) VRDO	0.040%	12/1/14	15,185	15,185
Philadelphia PA Hospitals & Higher Education
Facilities Authority Hospital Revenue
(Children’s Hospital of Philadelphia
Project) VRDO	0.040%	12/1/14	21,800	21,800
Philadelphia PA Industrial Development
Authority Lease Revenue VRDO	0.040%	12/5/14 LOC	33,250	33,250
Philadelphia PA School District GO VRDO	0.040%	12/5/14 LOC	12,995	12,995
Philadelphia PA School District GO VRDO	0.050%	12/5/14 LOC	63,475	63,475
Philadelphia PA TRAN	1.000%	6/30/15	15,000	15,075

Pennsylvania Tax-Exempt Money Market Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Philadelphia PA Water & Waste
	Water Revenue TOB VRDO	0.050%	12/5/14 (13)	45,210	45,210
	Philadelphia PA Water & Waste
	Water Revenue VRDO	0.040%	12/5/14 LOC	29,870	29,870
	Pittsburgh PA Water & Sewer Authority
	Revenue VRDO	0.050%	12/5/14 LOC	37,400	37,400
	Pottsgrove PA School District GO	2.000%	4/15/15	600	604
	Ridley PA School District GO VRDO	0.040%	12/5/14 LOC	8,885	8,885
1	Southcentral Pennsylvania General Authority
	Revenue (WellSpan Health Obligated Group)
	TOB VRDO	0.050%	12/5/14	18,460	18,460
	St. Mary Hospital Authority Pennsylvania
	Health System Revenue
	(Catholic Health Initiatives) VRDO	0.030%	12/5/14	18,415	18,415
	State Public School Building Authority
	Pennsylvania School Revenue (North Allegheny
	School District Project) VRDO	0.040%	12/5/14	14,110	14,110
	Union County PA Higher Educational Facilities
	Financing Authority University Revenue
	(Bucknell University) VRDO	0.040%	12/5/14	3,700	3,700
	University of Pittsburgh of the Commonwealth
	System of Higher Education Pennsylvania
	(University Capital Project) RAN	2.000%	7/22/15	23,000	23,277
	University of Pittsburgh PA Revenue CP	0.080%	12/1/14	25,000	25,000
	University of Pittsburgh PA Revenue CP	0.090%	12/1/14	7,500	7,500
	University of Pittsburgh PA Revenue CP	0.090%	12/1/14	7,500	7,500
	University of Pittsburgh PA Revenue CP	0.080%	1/5/15	20,000	20,000
	University of Pittsburgh PA Revenue CP	0.080%	1/5/15	20,000	20,000
	University of Pittsburgh PA Revenue CP	0.080%	2/2/15	13,821	13,821
	University of Pittsburgh PA Revenue CP	0.090%	2/2/15	20,000	20,000
	University of Pittsburgh PA Revenue CP	0.080%	2/17/15	3,750	3,750
	University of Pittsburgh PA Revenue CP	0.080%	2/17/15	5,000	5,000
	Washington County PA Hospital Authority
	Revenue (Washington Hospital Project) VRDO	0.050%	12/5/14 LOC	8,650	8,650
	Washington Township PA Municipal
	Authority Sewer Revenue	6.000%	12/15/14 (Prere.)	2,475	2,481
	West Chester PA Area School District GO	5.000%	11/15/15 (Prere.)	2,500	2,615
	Woodland Hills PA School District GO	5.000%	9/1/15 (Prere.)	2,715	2,814
	York County PA GO	3.000%	6/1/15	1,925	1,952
	York County PA Industrial Development
	Authority Revenue (Crescent Industries Inc.
	Project) VRDO	0.140%	12/5/14 LOC	2,260	2,260
Total Tax-Exempt Municipal Bonds (Cost $2,212,705)					2,212,705
Other Assets and Liabilities (0.6%)
Other Assets					28,645
Liabilities					(16,372)
					12,273
Net Assets (100%)
Applicable to 2,224,869,674 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)					2,224,978
Net Asset Value Per Share					$1.00

Pennsylvania Tax-Exempt Money Market Fund

At November 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	2,224,965
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	13
Net Assets	2,224,978

See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2014, the aggregate value of these securities was $372,385,000, representing 16.7% of net assets.
2 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2014.
3 Adjustable-rate security
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Tax-Exempt Money Market Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT—Payments in Lieu of Taxes.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) AGC (Assured Guaranty Corporation).
(13) BHAC (Berkshire Hathaway Assurance Corporation).
(14) NPFG (National Public Finance Guarantee Corporation).
(15) BAM (Build America Mutual Assurance Company).
(16) MAC (Municipal Assurance Corporation).
(17) RAA (Radian Asset Assurance Inc.).
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Pennsylvania Tax-Exempt Money Market Fund

Statement of Operations

Year Ended
November 30, 2014
($000)
Investment Income
Income
Interest	1,595
Total Income	1,595
Expenses
The Vanguard Group—Note B
Investment Advisory Services	467
Management and Administrative	2,622
Marketing and Distribution	589
Custodian Fees	32
Auditing Fees	27
Shareholders’ Reports	13
Trustees’ Fees and Expenses	2
Total Expenses	3,752
Expense Reduction—Note B	(2,392)
Net Expenses	1,360
Net Investment Income	235
Realized Net Gain (Loss) on Investment Securities Sold	48
Net Increase (Decrease) in Net Assets Resulting from Operations	283

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Tax-Exempt Money Market Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2014 ($000)	2013 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	235	324
Realized Net Gain (Loss)	48	15
Net Increase (Decrease) in Net Assets Resulting from Operations	283	339
Distributions
Net Investment Income	(235)	(324)
Realized Capital Gain	—	—
Total Distributions	(235)	(324)
Capital Share Transactions (at $1.00 per share)
Issued	1,480,664	1,764,402
Issued in Lieu of Cash Distributions	228	315
Redeemed	(1,711,394)	(1,783,099)
Net Increase (Decrease) from Capital Share Transactions	(230,502)	(18,382)
Total Increase (Decrease)	(230,454)	(18,367)
Net Assets
Beginning of Period	2,455,432	2,473,799
End of Period	2,224,978	2,455,432

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Tax-Exempt Money Market Fund

Financial Highlights

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.0001	.0001	.0003	.001	.001
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.0001	.0001	.0003	.001	.001
Distributions
Dividends from Net Investment Income	(.0001)	(.0001)	(.0003)	(.001)	(.001)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.0001)	(.0001)	(.0003)	(.001)	(.001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	0.01%	0.01%	0.03%	0.06%	0.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,225	$2,455	$2,474	$2,649	$3,007
Ratio of Total Expenses to Average Net Assets	0.06%[2]	0.10%[2]	0.15%[2]	0.16%[2]	0.17%
Ratio of Net Investment Income to
Average Net Assets	0.01%	0.01%	0.03%	0.06%	0.12%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 The ratio of total expenses to average net assets before an expense reduction was 0.16% for 2014, 0.16% for 2013, 0.16% for 2012, and 0.17% for 2011. See Note B in Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Tax-Exempt Money Market Fund

Notes to Financial Statements

Vanguard Pennsylvania Tax-Exempt Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2014, or at any time during the period then ended.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At November 30, 2014, the fund had contributed capital of $219,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard. Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the fund’s daily yield so as to maintain a zero or positive yield for the fund. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended November 30, 2014, Vanguard’s expenses were reduced by $2,392,000 (an effective annual rate of 0.10% of the fund’s average net assets).

Pennsylvania Tax-Exempt Money Market Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At November 30, 2014, 100% of the market value of the fund’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. Management has determined that no material events or transactions occurred subsequent to November 30, 2014, that would require recognition or disclosure in these financial statements.

Pennsylvania Long-Term Tax-Exempt Fund

Fund Profile
As of November 30, 2014

Share-Class Characteristics
	Investor Shares	Admiral Shares

Ticker Symbol	VPAIX	VPALX
Expense Ratio[1]	0.20%	0.12%
30-Day SEC Yield	2.29%	2.37%

Financial Attributes
		Barclays PA Muni Bond Index	Barclays Municipal Bond Index

	Fund
Number of Bonds	582	1,506	46,044
Yield to Maturity
(before expenses)	2.5%	2.2%	2.1%
Average Coupon	4.7%	4.8%	4.8%
Average Duration	5.8 years	6.7 years	6.5 years
Average Stated
Maturity	16.0 years	13.1 years	13.4 years
Short-Term
Reserves	6.0%	—	—

Volatility Measures
	Barclays PA Muni Bond Index	Barclays Municipal Bond Index

R-Squared	0.98	0.99
Beta	1.13	1.09
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Stated Maturity
(% of portfolio)
Under 1 Year	6.2%
1 - 3 Years	3.7
3 - 5 Years	3.0
5 - 10 Years	11.7
10 - 20 Years	41.3
20 - 30 Years	32.6
Over 30 Years	1.5

Distribution by Credit Quality (% of portfolio)
AAA	1.4%
AA	53.7
A	36.0
BBB	7.5
BB	0.4
Not Rated	1.0
Credit-quality ratings are from Moody's and S&P. The higher rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated March 27, 2014, and represent estimated costs for the current fiscal year. For the fiscal year ended November 30, 2014, the expense ratios were 0.20% for Investor Shares and 0.12% for Admiral Shares.

Pennsylvania Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 2004, Through November 30, 2014
Initial Investment of $10,000

		Average Annual Total Returns Periods Ended November 30, 2014

		One Year	Five Years	Ten Years	Final Value of a $10,000 Investment

	Pennsylvania Long-Term Tax-Exempt
	Fund Investor Shares	9.90%	5.21%	4.49%	$15,508
••••••••	Barclays PA Municipal Bond Index	8.32	5.19	4.95	16,214
– – – –	Pennsylvania Municipal Debt Funds Average	9.05	4.83	3.98	14,779
	Barclays Municipal Bond Index	8.23	5.12	4.81	15,999
Pennsylvania Municipal Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment

Pennsylvania Long-Term Tax-Exempt Fund
Admiral Shares	9.99%	5.30%	4.57%	$78,136
Barclays PA Municipal Bond Index	8.32	5.19	4.95	81,072
Barclays Municipal Bond Index	8.23	5.12	4.81	79,993

See Financial Highlights for dividend and capital gains information.

Pennsylvania Long-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 2004, Through November 30, 2014
				Barclays PA Muni Bond Index Total Returns
			Investor Shares
Fiscal Year	Income Returns	Capital Returns	Total Returns
2005	4.54%	-1.44%	3.10%	3.68%
2006	4.72	1.58	6.30	5.77
2007	4.50	-2.20	2.30	3.40
2008	4.19	-8.67	-4.48	-1.82
2009	4.67	7.65	12.32	13.08
2010	4.10	0.18	4.28	4.31
2011	4.16	1.91	6.07	6.47
2012	3.91	6.52	10.43	10.26
2013	3.50	-7.46	-3.96	-2.90
2014	4.01	5.89	9.90	8.32

Average Annual Total Returns: Periods Ended September 30, 2014
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.
						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	4/7/1986	9.48%	4.68%	4.24%	0.10%	4.34%
Admiral Shares	5/14/2001	9.56	4.77	4.32	0.10	4.42

Pennsylvania Long-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets
As of November 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Tax-Exempt Municipal Bonds (100.6%)
Pennsylvania (100.5%)
Abington PA School District GO	5.000%	4/1/32 (4)	1,495	1,541
Allegheny County PA GO	5.000%	11/1/23	2,570	3,018
Allegheny County PA GO	5.000%	12/1/25	1,180	1,405
Allegheny County PA GO	5.000%	11/1/27	2,575	2,970
Allegheny County PA GO	5.000%	11/1/29	4,000	4,531
Allegheny County PA GO	5.000%	12/1/30	1,365	1,580
Allegheny County PA GO	5.250%	12/1/32	1,000	1,156
Allegheny County PA GO	5.250%	12/1/33	1,000	1,153
Allegheny County PA GO	5.000%	12/1/34	1,695	1,934
Allegheny County PA GO	5.000%	12/1/34	3,600	4,020
Allegheny County PA GO	5.000%	12/1/37 (4)	10,000	11,114
Allegheny County PA GO	5.000%	12/1/37	10,000	11,099
Allegheny County PA Higher Education
Building Authority University Revenue
(Carnegie Mellon University)	5.000%	3/1/24	6,750	7,940
Allegheny County PA Higher Education
Building Authority University Revenue
(Chatham University)	5.000%	9/1/30	2,545	2,754
Allegheny County PA Higher Education
Building Authority University Revenue
(Duquesne University)	5.250%	3/1/26	4,005	4,532
Allegheny County PA Higher Education
Building Authority University Revenue
(Duquesne University)	5.500%	3/1/28	1,940	2,203
Allegheny County PA Higher Education
Building Authority University Revenue
(Duquesne University)	5.500%	3/1/29	1,700	1,925
1 Allegheny County PA Higher Education
Building Authority University Revenue
(Duquesne University)	5.000%	3/1/30	1,180	1,360
Allegheny County PA Higher Education
Building Authority University Revenue
(Duquesne University)	5.500%	3/1/31	770	871
Allegheny County PA Higher Education
Building Authority University Revenue
(Duquesne University)	5.000%	3/1/33	1,000	1,115

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Allegheny County PA Hospital
Development Authority Revenue
(University of Pittsburgh Medical Center)	0.876%	2/1/21	4,310	4,308
Allegheny County PA Hospital
Development Authority Revenue
(University of Pittsburgh Medical Center)	6.000%	7/1/23 (14)	5,745	7,170
Allegheny County PA Hospital
Development Authority Revenue
(University of Pittsburgh Medical Center)	5.375%	8/15/29	4,020	4,596
Allegheny County PA Hospital
Development Authority Revenue
(University of Pittsburgh Medical Center)	0.976%	2/1/37	3,000	2,678
Allegheny County PA Hospital
Development Authority Revenue
(University of Pittsburgh Medical Center)	5.625%	8/15/39	10,835	12,378
Allegheny County PA Industrial
Development Authority Health Care Revenue
(Vincentian Collaborative System) VRDO	0.050%	12/5/14 LOC	7,725	7,725
Allegheny County PA Port Authority Revenue	5.750%	3/1/29	7,500	8,918
Allegheny County PA Sanitary
Authority Sewer Revenue	5.500%	12/1/16 (ETM)	11,295	12,242
Allegheny County PA Sanitary
Authority Sewer Revenue	5.000%	12/1/24 (14)	6,000	6,267
Allegheny County PA Sanitary
Authority Sewer Revenue	5.000%	6/1/26 (4)	4,925	5,642
Allegheny County PA Sanitary
Authority Sewer Revenue	5.000%	6/1/30 (4)	3,500	3,951
Allegheny County PA Sanitary
Authority Sewer Revenue	5.000%	12/1/32 (14)	12,000	12,857
Allegheny County PA Sanitary
Authority Sewer Revenue	5.250%	12/1/41 (15)	3,500	3,952
Allegheny County PA Sanitary
Authority Sewer Revenue	5.250%	12/1/44 (15)	6,210	6,987
Allentown PA Neighborhood Improvement
Zone Development Authority Tax Revenue	5.000%	5/1/26	400	448
Allentown PA Neighborhood Improvement
Zone Development Authority Tax Revenue	5.000%	5/1/29	250	277
Allentown PA Neighborhood Improvement
Zone Development Authority Tax Revenue	5.000%	5/1/35	7,880	8,566
Allentown PA Neighborhood Improvement
Zone Development Authority Tax Revenue	5.000%	5/1/42	9,620	10,360
Annville Cleona PA School District GO	6.000%	3/1/15 (Prere.)	190	193
Annville Cleona PA School District GO	6.000%	3/1/15 (Prere.)	1,230	1,249
Annville Cleona PA School District GO	6.000%	3/1/15 (Prere.)	2,475	2,512
Annville Cleona PA School District GO	6.000%	3/1/28 (4)	80	81
Beaver County PA Hospital Authority Revenue
(Heritage Valley Health System Inc.)	5.000%	5/15/20	2,000	2,312
Beaver County PA Hospital Authority Revenue
(Heritage Valley Health System Inc.)	5.000%	5/15/22	1,240	1,409
Beaver County PA Hospital Authority Revenue
(Heritage Valley Health System Inc.)	5.000%	5/15/23	1,750	1,980
Beaver County PA Hospital Authority Revenue
(Heritage Valley Health System Inc.)	5.000%	5/15/25	1,620	1,804
Beaver County PA Hospital Authority Revenue
(Heritage Valley Health System Inc.)	5.000%	5/15/28	2,000	2,193
Bensalem Township PA School District GO	5.250%	6/15/24 (14)	3,700	4,084

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Berks County PA GO	0.000%	11/15/15 (14)	6,250	6,226
Berks County PA Municipal Authority Revenue
(Reading Hospital & Medical Center Project)	5.500%	11/1/31	3,500	4,029
Berks County PA Municipal Authority Revenue
(Reading Hospital & Medical Center Project)	5.750%	11/1/39	4,615	5,359
Berks County PA Municipal Authority Revenue
(Reading Hospital & Medical Center Project)	5.000%	11/1/40	6,935	7,605
Bethlehem PA Water Authority Revenue	5.000%	11/15/21 (15)	2,150	2,507
Blair County PA Hospital Authority Hospital
Revenue (Altoona Hospital Project)	5.500%	7/1/16 (2)	3,425	3,541
Bristol Township PA School District GO	5.250%	6/1/37	5,000	5,682
Bucks County PA GO	4.000%	12/1/28	1,235	1,348
Bucks County PA Water & Sewer Authority
Water System Revenue	5.000%	12/1/29 (4)	2,000	2,259
Bucks County PA Water & Sewer Authority
Water System Revenue	5.000%	12/1/33 (4)	2,000	2,243
Bucks County PA Water & Sewer Authority
Water System Revenue	5.000%	12/1/37 (4)	3,500	3,895
Butler County PA Hospital Authority Revenue
(Butler Health System Project)	7.125%	7/1/29	1,060	1,258
Butler County PA Hospital Authority Revenue
(Butler Health System Project)	7.250%	7/1/39	100	118
Cambria County PA GO	5.000%	8/1/22 (15)	1,500	1,745
Cambria County PA GO	5.000%	8/1/23 (15)	1,500	1,746
Canon-McMillan PA School District GO	5.000%	12/15/37 (15)	3,000	3,389
Canon-McMillan PA School District GO	5.000%	12/15/38 (15)	2,750	3,097
Central Bradford PA Progress Authority Revenue
(Guthrie Healthcare System)	5.500%	12/1/31	7,125	8,396
Central Bradford PA Progress Authority Revenue
(Guthrie Healthcare System)	5.375%	12/1/41	3,000	3,385
Centre County PA Hospital Authority Revenue
(Mount Nittany Medical Center Project)	5.000%	11/15/32	6,280	6,848
Centre County PA Hospital Authority Revenue
(Mount Nittany Medical Center Project)	5.000%	11/15/36	5,000	5,405
Centre County PA Hospital Authority Revenue
(Mount Nittany Medical Center Project)	6.250%	11/15/41	4,465	5,176
Centre County PA Hospital Authority Revenue
(Mount Nittany Medical Center Project)	5.000%	11/15/44	3,000	3,220
Centre County PA Hospital Authority Revenue
(Mount Nittany Medical Center Project)	7.000%	11/15/46	6,930	8,364
Chambersburg PA Area School District GO	5.250%	9/1/15 (Prere.)	2,125	2,207
Chambersburg PA Area School District GO	5.250%	9/1/15 (Prere.)	1,680	1,745
Chambersburg PA Area School District GO	5.250%	2/1/37	2,535	2,814
Chester County PA GO	5.000%	7/15/26	4,345	4,845
Chester County PA GO	5.000%	7/15/27	5,000	5,575
Chester County PA GO	5.000%	11/15/30	3,740	4,334
Chester County PA GO	5.000%	11/15/31	2,350	2,715
Chester County PA GO	5.000%	11/15/31	3,000	3,515
Chester County PA GO	5.000%	11/15/32	1,000	1,152
Chester County PA Health & Education Facilities
Authority Revenue (Devereux Foundation)	5.000%	11/1/18	1,105	1,159
Chester County PA Health & Education Facilities
Authority Revenue (Devereux Foundation)	5.000%	11/1/20	650	675
Chester County PA Health & Education Facilities
Authority Revenue (Devereux Foundation)	5.000%	11/1/22	795	819

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Chester County PA Health & Education Facilities
Authority Revenue (Devereux Foundation)	5.000%	11/1/31	4,500	4,596
Chester County PA Health & Education Facilities
Authority Revenue (Jefferson Health System)	5.000%	5/15/31	2,720	2,989
Chester County PA Health & Education Facilities
Authority Revenue (Jefferson Health System)	5.000%	5/15/40	30,485	32,898
Chester County PA Industrial Development
Authority Student Housing Revenue
(University Student Housing LLC Project)	5.000%	8/1/30	1,100	1,178
Chester County PA Industrial Development
Authority Student Housing Revenue
(University Student Housing LLC Project)	5.000%	8/1/35	675	716
Chester County PA Industrial Development
Authority Student Housing Revenue
(University Student Housing LLC Project)	5.000%	8/1/45	2,990	3,135
Chester County PA School Authority Revenue	5.000%	10/1/15 (Prere.)	2,670	2,778
Chester County PA School Authority Revenue	5.000%	10/1/15 (Prere.)	1,000	1,041
Chester County PA School Authority Revenue	5.000%	10/1/15 (Prere.)	1,575	1,639
1 Clarion County PA Industrial Development
Authority Revenue (Clarion University
Foundation Inc. Student Housing Project)	5.000%	7/1/29	2,000	2,150
Clarion County PA Industrial Development
Authority Revenue (Clarion University
Foundation Inc. Student Housing Project)	5.000%	7/1/32 (10)	4,980	5,084
1 Clarion County PA Industrial Development
Authority Revenue (Clarion University
Foundation Inc. Student Housing Project)	5.000%	7/1/33	3,000	3,176
Clarion County PA Industrial Development
Authority Revenue (Clarion University
Foundation Inc. Student Housing Project)	5.000%	7/1/37 (10)	6,360	6,471
Clarion County PA Industrial Development
Authority Revenue (Clarion University
Foundation Inc. Student Housing Project)	5.000%	7/1/45	2,000	2,088
Commonwealth Financing Authority
Pennsylvania Revenue	5.250%	6/1/23 (14)	5,000	5,124
Commonwealth Financing Authority
Pennsylvania Revenue	5.000%	6/1/28	1,365	1,545
Commonwealth Financing Authority
Pennsylvania Revenue	5.000%	6/1/31	5,000	5,596
Commonwealth Financing Authority
Pennsylvania Revenue	5.000%	6/1/33	7,760	8,647
Cumberland County PA Municipal Authority
Revenue (Diakon Lutheran Social
Ministries Project)	5.000%	1/1/27	2,700	2,772
Cumberland County PA Municipal Authority
Revenue (Diakon Lutheran Social
Ministries Project)	6.375%	1/1/39	2,000	2,215
Cumberland County PA Municipal Authority
Revenue (Dickinson College Project)	5.000%	11/1/32	2,225	2,485
Cumberland County PA Municipal
Authority Revenue (Dickinson College Project)	5.000%	11/1/37	2,000	2,213
Cumberland County PA Municipal
Authority Revenue (Dickinson College Project)	5.000%	11/1/42	3,105	3,409
Dallas PA Area Muni Authority University
Revenue (Misericordia University Project)	5.000%	5/1/37	2,500	2,674

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Dallas PA School District GO	5.000%	4/1/29 (11)	5,385	5,781
Dauphin County PA General Authority
Health System Revenue
(Pinnacle Health System Project)	6.000%	6/1/29	260	307
Dauphin County PA General Authority
Health System Revenue
(Pinnacle Health System Project)	6.000%	6/1/36	15,165	17,782
Dauphin County PA General Authority
Health System Revenue
(Pinnacle Health System Project)	5.000%	6/1/42	20,500	22,025
Delaware County PA Authority Hospital
Revenue (Crozer-Keystone Obligated Group)	5.000%	12/15/31	5,025	5,060
Delaware County PA Authority University
Revenue (Villanova University)	5.000%	8/1/15 (Prere.)	3,900	4,027
Delaware County PA Authority University
Revenue (Villanova University)	5.000%	12/1/26	1,000	1,111
Delaware County PA Authority University
Revenue (Villanova University)	5.000%	12/1/28	1,000	1,100
Delaware County PA Authority University
Revenue (Villanova University)	5.250%	12/1/31	600	665
Delaware County PA Regional Water
Quality Control Authority Revenue	5.000%	5/1/27	3,240	3,795
Delaware County PA Vocational-Technical
School Authority Lease Revenue (Delaware
County Intermediate Unit No. 25 Project)	5.000%	11/1/38 (15)	1,250	1,379
Delaware River Joint Toll Bridge Commission
Pennsylvania & New Jersey Revenue	5.500%	7/1/20 (14)	5,105	6,136
Delaware River Joint Toll Bridge Commission
Pennsylvania & New Jersey Revenue	5.000%	7/1/25	1,100	1,274
Delaware River Port Authority Pennsylvania &
New Jersey Revenue	5.000%	1/1/22	2,935	3,378
Delaware River Port Authority Pennsylvania &
New Jersey Revenue	5.000%	1/1/23	2,425	2,799
Delaware River Port Authority Pennsylvania &
New Jersey Revenue	5.000%	1/1/24	3,220	3,697
Delaware River Port Authority Pennsylvania &
New Jersey Revenue	5.000%	1/1/25	2,715	3,100
Delaware River Port Authority Pennsylvania &
New Jersey Revenue	5.000%	1/1/26	3,000	3,405
Delaware River Port Authority Pennsylvania &
New Jersey Revenue	5.000%	1/1/27	1,000	1,129
Delaware River Port Authority Pennsylvania &
New Jersey Revenue	5.000%	1/1/31	3,500	4,044
Delaware River Port Authority Pennsylvania &
New Jersey Revenue	5.000%	1/1/34	3,500	3,996
Delaware River Port Authority Pennsylvania &
New Jersey Revenue	5.000%	1/1/35	10,000	11,107
Delaware River Port Authority Pennsylvania &
New Jersey Revenue	5.000%	1/1/37	12,000	13,641
Delaware River Port Authority Pennsylvania &
New Jersey Revenue	5.000%	1/1/40	10,000	11,275
Doylestown PA Hospital Authority Revenue	5.000%	7/1/20 (12)	5,060	5,602
Doylestown PA Hospital Authority Revenue	5.000%	7/1/21 (12)	3,000	3,319
Doylestown PA Hospital Authority Revenue	5.000%	7/1/22 (12)	3,455	3,789

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Doylestown PA Hospital Authority Revenue	5.000%	7/1/25	3,730	4,084
Doylestown PA Hospital Authority Revenue	5.000%	7/1/26	4,445	4,828
Doylestown PA Hospital Authority Revenue	5.000%	7/1/27	1,170	1,267
Doylestown PA Hospital Authority Revenue	5.000%	7/1/28	1,000	1,081
Doylestown PA Hospital Authority Revenue	5.000%	7/1/29	865	935
East Hempfield Township PA Industrial
Development Authority Revenue (Millersville
University Student Housing Project)	5.000%	7/1/30	1,280	1,373
East Hempfield Township PA Industrial
Development Authority Revenue (Millersville
University Student Housing Project)	5.000%	7/1/34	1,000	1,063
East Hempfield Township PA Industrial
Development Authority Revenue (Millersville
University Student Housing Project)	5.000%	7/1/35	1,250	1,319
East Hempfield Township PA Industrial
Development Authority Revenue (Millersville
University Student Housing Project)	5.000%	7/1/45	4,250	4,431
East Norriton-Plymouth-Whitpain PA Joint
Sewer Authority Revenue	5.000%	8/1/38	2,500	2,770
East Norriton-Plymouth-Whitpain PA Joint
Sewer Authority Revenue	5.000%	8/1/41	2,100	2,317
East Stroudsburg PA Area School District GO	5.000%	9/1/29 (4)	7,085	7,734
Erie City PA Water Authority Revenue	5.000%	12/1/49 (4)	5,000	5,562
Erie County PA GO	5.000%	9/1/15 (Prere.)	5,525	5,727
Erie County PA Hospital Authority Revenue
(Hamot Health Foundation)	5.000%	11/1/35 (11)	3,250	3,338
Fox Chapel PA Area School District GO	5.000%	8/1/28	1,000	1,172
Fox Chapel PA Area School District GO	5.000%	8/1/31	3,000	3,441
Franklin County PA Industrial
Development Authority Revenue
(Chambersburg Hospital Project)	5.375%	7/1/42	17,000	18,760
Geisinger Authority Health System Pennsylvania
Revenue (Geisinger Health System)	5.125%	6/1/34	5,000	5,469
Geisinger Authority Health System Pennsylvania
Revenue (Geisinger Health System)	5.250%	6/1/39	20,735	22,845
Geisinger Authority Health System Pennsylvania
Revenue (Geisinger Health System)	5.000%	6/1/41	5,000	5,615
Geisinger Authority Health System Pennsylvania
Revenue (Geisinger Health System) VRDO	0.020%	12/1/14	2,700	2,700
Geisinger Authority Health System Pennsylvania
Revenue (Geisinger Health System) VRDO	0.030%	12/1/14	5,600	5,600
Geisinger Authority Health System Pennsylvania
Revenue (Geisinger Health System) VRDO	0.030%	12/1/14	5,700	5,700
Hampden Township PA GO	5.000%	5/15/31	1,060	1,214
Hazleton PA Area School District GO	6.000%	3/1/16 (14)	9,655	9,959
Hazleton PA Area School District GO	0.000%	3/1/17 (14)	4,425	4,285
Hazleton PA Area School District GO	0.000%	3/1/22 (14)	5,265	4,376
Hempfield PA School District GO	5.000%	10/15/29	4,045	4,598
Hempfield PA School District GO	5.000%	10/15/30	2,920	3,329
Lackawanna County PA GO	5.000%	9/15/29 (2)	1,975	2,017
Lackawanna County PA GO	5.000%	9/15/29 (4)	3,745	3,857
Lake Lehman PA School District GO	0.000%	4/1/16 (14)	1,310	1,292
Lake Lehman PA School District GO	0.000%	4/1/17 (14)	1,315	1,269
Lake Lehman PA School District GO	0.000%	4/1/18 (14)	1,000	946

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Lancaster County PA GO	5.000%	11/1/32 (4)	5,000	5,462
Lancaster County PA Hospital Authority
Health Center Revenue
(Masonic Homes Project) VRDO	0.050%	12/1/14 LOC	7,695	7,695
Lancaster County PA Hospital Authority
Health System Revenue
(Lancaster General Hospital Project)	5.000%	3/15/26	4,955	5,361
Lancaster County PA Hospital Authority
Health System Revenue
(Lancaster General Hospital Project)	5.000%	7/1/42	6,000	6,565
Lancaster County PA Solid Waste Management
Authority Solid Waste Disposal System Revenue	5.250%	12/15/30	3,000	3,459
Lancaster County PA Solid Waste Management
Authority Solid Waste Disposal System Revenue	5.250%	12/15/31	4,235	4,866
Lancaster County PA Solid Waste Management
Authority Solid Waste Disposal System Revenue	5.250%	12/15/32	2,600	2,981
Lancaster County PA Solid Waste Management
Authority Solid Waste Disposal System Revenue	5.000%	12/15/33	9,000	10,113
Lancaster PA Higher Education Authority College
Revenue (Franklin & Marshall College)	5.000%	4/15/27	2,775	2,926
Lancaster PA Higher Education Authority College
Revenue (Franklin & Marshall College)	5.000%	4/15/37	4,000	4,379
Lancaster PA Industrial Development Authority
Revenue (Garden Spot Village Project)	5.000%	5/1/21	500	532
Lancaster PA Industrial Development Authority
Revenue (Garden Spot Village Project)	5.375%	5/1/28	1,250	1,356
Lancaster PA Industrial Development Authority
Revenue (Garden Spot Village Project)	5.750%	5/1/35	2,200	2,418
Lehigh County PA Authority Water &
Sewer Revenue	0.000%	12/1/24	1,695	1,210
Lehigh County PA Authority Water &
Sewer Revenue	5.000%	12/1/43	14,305	15,799
Lehigh County PA Authority Water &
Sewer Revenue	5.125%	12/1/47	4,000	4,441
Lehigh County PA General Purpose
Hospital Authority Revenue
(Lehigh Valley Health Network)	7.000%	7/1/16 (14)	1,480	1,570
Lehigh County PA General Purpose
Hospital Authority Revenue
(Lehigh Valley Health Network)	4.000%	7/1/33	5,000	5,159
Lehigh County PA General Purpose
Hospital Authority Revenue
(Lehigh Valley Health Network)	5.000%	7/1/35 (4)	5,000	5,376
Lower Merion PA School District GO	5.000%	9/1/28	7,845	8,570
Lower Merion PA School District GO	5.000%	9/1/30	8,670	9,530
Lower Merion PA School District GO	5.000%	9/1/32	5,000	5,456
Luzerne County PA GO	5.250%	12/15/21 (14)	5,320	5,886
Luzerne County PA Industrial Development
Authority Water Facility Revenue
(Pennsylvania-American Water Co.)	5.500%	12/1/39	10,000	11,179
Lycoming County PA Authority College
Revenue (Pennsylvania College of Technology)	5.000%	5/1/26	2,000	2,202
Lycoming County PA Authority College
Revenue (Pennsylvania College of Technology)	5.250%	10/1/27 (12)	5,395	5,946

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Lycoming County PA Authority College
Revenue (Pennsylvania College of Technology)	5.000%	7/1/30	5,565	6,090
Lycoming County PA Authority College
Revenue (Pennsylvania College of Technology)	5.500%	10/1/37 (12)	6,650	7,353
Lycoming County PA Authority Health System
Revenue (Susquehanna Health System Project)	5.375%	7/1/23	565	625
Lycoming County PA Authority Health System
Revenue (Susquehanna Health System Project)	5.500%	7/1/28	35	38
Lycoming County PA Authority Revenue
(Lycoming College)	5.500%	11/1/33	2,935	3,406
McKeesport PA Area School District GO	0.000%	10/1/16 (14)	4,655	4,530
McKeesport PA Area School District GO	0.000%	10/1/18 (2)	2,650	2,476
Middletown PA School District GO	5.000%	3/1/29	1,660	1,901
Middletown PA School District GO	5.000%	3/1/30	2,865	3,274
Monroe County PA Hospital Authority Revenue
(Pocono Medical Center)	5.000%	1/1/27	2,000	2,094
Monroe County PA Hospital Authority Revenue
(Pocono Medical Center)	5.000%	1/1/32	1,400	1,517
Monroeville PA Finance Authority Revenue
(UPMC Health System)	5.000%	2/15/29	1,500	1,690
Monroeville PA Finance Authority Revenue
(UPMC Health System)	5.000%	2/15/30	4,900	5,520
Monroeville PA Finance Authority Revenue
(UPMC Health System)	5.000%	2/15/42	10,865	11,850
Montgomery County PA GO	5.000%	10/15/16 (Prere.)	1,370	1,487
Montgomery County PA GO	5.000%	10/15/16 (Prere.)	345	375
Montgomery County PA GO	5.000%	10/15/16 (Prere.)	360	391
Montgomery County PA GO	5.000%	10/15/16 (Prere.)	90	98
Montgomery County PA GO	5.000%	10/15/28	11,505	12,284
Montgomery County PA GO	5.000%	10/15/31	6,015	6,425
Montgomery County PA GO VRDO	0.040%	12/1/14	20,765	20,765
Montgomery County PA Higher Education &
Health Authority Hospital Revenue
(Abington Memorial Hospital)	5.000%	6/1/25	5,000	5,527
Montgomery County PA Higher Education &
Health Authority Hospital Revenue
(Abington Memorial Hospital)	5.000%	6/1/31	14,705	16,181
Montgomery County PA Higher Education &
Health Authority Hospital Revenue
(Abington Memorial Hospital)	5.125%	6/1/33	13,545	14,768
Montgomery County PA Higher Education &
Health Authority Revenue (Arcadia University)	5.750%	4/1/40	3,000	3,269
Montgomery County PA Higher Education &
Health Authority Revenue (Dickinson College)	5.000%	5/1/31 (11)	5,750	6,030
Montgomery County PA Higher Education &
Health Authority Revenue
(Holy Redeemer Health System)	5.000%	10/1/24	1,165	1,308
Montgomery County PA Higher Education &
Health Authority Revenue
(Holy Redeemer Health System)	5.000%	10/1/25	1,200	1,332
Montgomery County PA Higher Education &
Health Authority Revenue
(Holy Redeemer Health System)	5.000%	10/1/26	1,000	1,099

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Montgomery County PA Higher Education &
Health Authority Revenue
(Holy Redeemer Health System)	5.000%	10/1/27	1,000	1,091
Montgomery County PA Higher Education &
Health Authority Revenue
(Holy Redeemer Health System)	5.250%	1/1/36	16,000	16,184
Montgomery County PA Industrial Development
Authority Health Services Revenue
(Jefferson Health System)	5.000%	10/1/41	4,110	4,473
Montgomery County PA Industrial Development
Authority Retirement Community Revenue
(ACTS Retirement–Life Communities
Obligated Group)	5.000%	11/15/22	2,500	2,618
Montgomery County PA Industrial Development
Authority Revenue (Hill School)	5.000%	8/15/25 (14)	6,500	6,715
Montgomery County PA Industrial Development
Authority Revenue (Hill School)	5.000%	8/15/26 (14)	3,550	3,665
Montgomery County PA Industrial Development
Authority Revenue (Hill School)	5.000%	8/15/27 (14)	3,300	3,402
Montgomery County PA Industrial Development
Authority Revenue (New Regional
Medical Center Project)	5.250%	8/1/33	6,970	7,856
Montgomery County PA Industrial Development
Authority Revenue (New Regional
Medical Center Project)	5.375%	8/1/38	14,420	16,210
Montgomery County PA Industrial Development
Authority Revenue (Philadelphia Presbyterian
Homes Inc. Project)	6.625%	12/1/30	1,565	1,810
Moon Area School District PA GO	5.000%	11/15/28 (4)	5,000	5,199
Moon Industrial Development Authority
Pennsylvania Mortgage Revenue (Providence
Point Project) VRDO	0.050%	12/5/14 LOC	10,000	10,000
Mount Lebanon PA Hospital Authority Revenue
(St. Clair Memorial Hospital Project)	5.000%	7/1/31	6,270	6,883
North Pocono PA School District GO	5.000%	9/15/15 (Prere.)	4,035	4,190
Northampton County PA General Purpose
Authority Hospital Revenue (St. Luke’s
Hospital Project)	5.250%	8/15/23	1,250	1,370
Northampton County PA General Purpose
Authority Hospital Revenue
(St. Luke’s Hospital Project)	5.250%	8/15/24	1,295	1,417
Northampton County PA General Purpose
Authority Hospital Revenue
(St. Luke’s Hospital Project)	5.375%	8/15/28	6,675	7,317
Northampton County PA General Purpose
Authority Hospital Revenue
(St. Luke’s Hospital Project)	5.000%	8/15/33	10,000	10,729
Northampton County PA General Purpose
Authority Hospital Revenue
(St. Luke’s Hospital Project)	5.500%	8/15/40	5,100	5,545
Northampton County PA General Purpose
Authority University Revenue (Lafayette College)	5.000%	11/1/32	4,000	4,615
Northampton County PA General Purpose
Authority University Revenue (Lafayette College)	5.000%	11/1/43	3,000	3,367

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Northampton County PA General Purpose
Authority University Revenue (Lehigh University)	5.000%	11/15/39	2,595	2,887
Northampton County PA Industrial
Development Authority Revenue
(Morningstar Senior Living, Inc. Project)	5.000%	7/1/32	1,775	1,848
Northampton County PA Industrial
Development Authority Revenue
(Morningstar Senior Living, Inc. Project)	5.000%	7/1/36	1,000	1,031
Pennsylvania Economic Development Financing
Authority Health System Revenue
(Albert Einstein Healthcare Network)	6.250%	10/15/23	9,000	10,497
Pennsylvania Economic Development Financing
Authority Parking System Revenue
(Capitol Region Parking System)	0.000%	1/1/29 (4)	2,000	1,042
Pennsylvania Economic Development Financing
Authority Parking System Revenue
(Capitol Region Parking System)	0.000%	1/1/30 (4)	3,710	1,840
Pennsylvania Economic Development Financing
Authority Parking System Revenue
(Capitol Region Parking System)	5.500%	1/1/31 (4)	3,000	3,543
Pennsylvania Economic Development Financing
Authority Parking System Revenue
(Capitol Region Parking System)	5.500%	1/1/32 (4)	3,000	3,533
Pennsylvania Economic Development Financing
Authority Parking System Revenue
(Capitol Region Parking System)	0.000%	1/1/36 (4)	6,045	2,255
Pennsylvania Economic Development Financing
Authority Parking System Revenue
(Capitol Region Parking System)	0.000%	1/1/38 (4)	5,525	1,827
Pennsylvania Economic Development Financing
Authority Parking System Revenue
(Capitol Region Parking System)	5.250%	1/1/44 (4)	6,500	7,213
Pennsylvania Economic Development Financing
Authority Revenue (UPMC Obligated Group)	5.000%	2/1/28	3,000	3,481
Pennsylvania Economic Development Financing
Authority Revenue (UPMC Obligated Group)	5.000%	2/1/31	5,000	5,739
Pennsylvania Economic Development Financing
Authority Revenue (UPMC Obligated Group)	5.000%	2/1/32	10,000	11,425
Pennsylvania Economic Development Financing
Authority Revenue (UPMC Obligated Group)	5.000%	7/1/33	11,405	12,927
Pennsylvania Economic Development Financing
Authority Revenue (UPMC Obligated Group)	5.000%	7/1/43	4,500	4,993
Pennsylvania Economic Development Financing
Authority Revenue (UPMC Obligated Group)	5.000%	2/1/45	5,000	5,550
Pennsylvania Economic Development Financing
Authority Unemployment Compensation Revenue	5.000%	1/1/22	8,000	8,850
Pennsylvania Economic Development Financing
Authority Unemployment Compensation Revenue	5.000%	1/1/23	8,000	8,391
Pennsylvania Economic Development Financing
Authority Water Facilities Revenue
(American Water Co. Project)	6.200%	4/1/39	5,000	5,824
Pennsylvania Economic Development Financing
Authority Water Facilities Revenue
(Aqua Pennsylvania Inc. Project)	5.000%	10/1/39	5,500	6,187

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pennsylvania Economic Development Financing
Authority Water Facilities Revenue
(Aqua Pennsylvania Inc. Project)	4.750%	11/15/40	2,500	2,745
Pennsylvania Economic Development Financing
Authority Water Facilities Revenue
(Aqua Pennsylvania Inc. Project)	5.000%	11/15/40	4,075	4,585
Pennsylvania Economic Development Financing
Authority Water Facilities Revenue
(Aqua Pennsylvania Inc. Project)	5.000%	12/1/43	10,000	11,030
Pennsylvania GO	5.000%	2/15/16	16,000	16,910
Pennsylvania GO	5.000%	4/15/16	5,000	5,321
Pennsylvania GO	5.000%	7/1/17	16,000	17,808
Pennsylvania GO	5.000%	8/1/17	10,000	11,162
Pennsylvania GO	5.000%	2/15/18	12,745	14,419
Pennsylvania GO	5.000%	5/1/18	15,000	17,064
Pennsylvania GO	5.000%	5/1/19	5,000	5,805
Pennsylvania GO	5.000%	7/1/19	15,000	17,473
Pennsylvania GO	5.000%	7/1/20	7,225	8,540
Pennsylvania GO	5.000%	11/15/20	8,740	10,381
Pennsylvania GO	5.000%	6/1/21	5,000	5,970
Pennsylvania GO	5.375%	7/1/21	16,000	19,491
Pennsylvania GO	5.000%	7/1/22	10,000	12,053
Pennsylvania GO	5.000%	11/15/24	10,000	11,791
Pennsylvania GO	5.000%	6/1/25	10,000	11,777
Pennsylvania GO	5.000%	11/15/25	10,000	11,791
Pennsylvania GO	5.000%	6/1/26	10,000	11,716
Pennsylvania GO	5.000%	11/15/26	6,705	7,849
Pennsylvania GO	5.000%	6/1/27	10,000	11,675
Pennsylvania GO	5.000%	4/1/28	10,000	11,720
Pennsylvania GO	5.000%	6/1/28	5,000	5,807
Pennsylvania GO	4.000%	10/15/28	10,000	10,826
Pennsylvania GO	4.000%	4/1/29	10,000	10,702
Pennsylvania GO	5.000%	11/15/29	5,000	5,817
Pennsylvania GO	4.000%	4/1/30	10,000	10,611
Pennsylvania GO	4.000%	6/15/30	10,000	10,688
Pennsylvania GO	5.000%	10/15/30	6,650	7,753
Pennsylvania GO	5.000%	10/15/31	14,955	17,385
Pennsylvania GO	5.000%	6/1/32	8,115	9,066
Pennsylvania GO	5.000%	10/15/32	15,000	17,399
2 Pennsylvania GO TOB VRDO	0.090%	12/5/14	8,000	8,000
Pennsylvania Higher Educational Facilities
Authority Revenue (AICUP Financing Program–
Delaware Valley College Project)	5.000%	11/1/20	595	655
Pennsylvania Higher Educational Facilities
Authority Revenue (AICUP Financing Program–
Delaware Valley College Project)	5.000%	11/1/21	1,245	1,374
Pennsylvania Higher Educational Facilities
Authority Revenue (AICUP Financing Program–
Delaware Valley College Project)	5.000%	11/1/27	1,250	1,345
Pennsylvania Higher Educational Facilities
Authority Revenue (AICUP Financing Program–
Delaware Valley College Project)	5.000%	11/1/42	535	558
Pennsylvania Higher Educational Facilities
Authority Revenue (Bryn Mawr College)	5.000%	12/1/25	600	732

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pennsylvania Higher Educational Facilities
Authority Revenue (Bryn Mawr College)	5.000%	12/1/26	900	1,092
Pennsylvania Higher Educational Facilities
Authority Revenue (Bryn Mawr College)	5.000%	12/1/37 (2)	5,000	5,404
Pennsylvania Higher Educational Facilities
Authority Revenue (Drexel University)	5.000%	5/1/28	1,450	1,643
Pennsylvania Higher Educational Facilities
Authority Revenue (Drexel University)	5.000%	5/1/29	1,260	1,424
Pennsylvania Higher Educational Facilities
Authority Revenue (Drexel University)	5.000%	5/1/30	1,205	1,356
Pennsylvania Higher Educational Facilities
Authority Revenue (Drexel University)	5.000%	5/1/31	1,085	1,215
Pennsylvania Higher Educational Facilities
Authority Revenue (Drexel University)	5.000%	5/1/32	1,000	1,117
Pennsylvania Higher Educational Facilities
Authority Revenue (Drexel University)	5.000%	5/1/32 (14)	4,950	5,364
Pennsylvania Higher Educational Facilities
Authority Revenue (Drexel University)	5.000%	5/1/37 (14)	9,600	10,440
Pennsylvania Higher Educational Facilities
Authority Revenue (Drexel University) VRDO	0.050%	12/1/14 LOC	2,750	2,750
Pennsylvania Higher Educational Facilities
Authority Revenue (Foundation for Indiana
University of Pennsylvania Student Housing)	0.608%	7/1/17 (10)	2,885	2,885
Pennsylvania Higher Educational Facilities
Authority Revenue (Foundation for Indiana
University of Pennsylvania Student Housing)	5.125%	7/1/39 (10)	10,000	10,170
Pennsylvania Higher Educational Facilities
Authority Revenue (Foundation for Indiana
University of Pennsylvania Student Housing)	5.000%	7/1/41	500	531
Pennsylvania Higher Educational Facilities
Authority Revenue (Higher Education System)	5.000%	6/15/24	8,445	9,696
Pennsylvania Higher Educational Facilities
Authority Revenue (Higher Education System)	5.000%	6/15/29	4,000	4,526
Pennsylvania Higher Educational Facilities
Authority Revenue (Higher Education System)	5.000%	6/15/30	1,595	1,802
Pennsylvania Higher Educational Facilities
Authority Revenue (Higher Education System)	5.000%	6/15/30	3,615	4,072
Pennsylvania Higher Educational Facilities
Authority Revenue (Higher Education System)	5.000%	6/15/31	1,670	1,872
Pennsylvania Higher Educational Facilities
Authority Revenue (Higher Education System)	5.000%	6/15/34	5,535	6,204
Pennsylvania Higher Educational Facilities
Authority Revenue (La Salle University)	5.250%	5/1/27	3,000	3,153
Pennsylvania Higher Educational Facilities
Authority Revenue (La Salle University)	5.000%	5/1/37	5,800	6,243
Pennsylvania Higher Educational Facilities
Authority Revenue (Lock Haven University
Foundation Student Housing Project)	4.000%	7/1/28	3,500	3,533
Pennsylvania Higher Educational Facilities
Authority Revenue (Philadelphia University)	5.000%	6/1/24	1,055	1,180
Pennsylvania Higher Educational Facilities
Authority Revenue (Philadelphia University)	5.000%	6/1/27	1,175	1,280
Pennsylvania Higher Educational Facilities
Authority Revenue (Philadelphia University)	5.000%	6/1/28	1,250	1,352

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pennsylvania Higher Educational Facilities
Authority Revenue (Philadelphia University)	5.000%	6/1/32	2,000	2,128
Pennsylvania Higher Educational Facilities
Authority Revenue (Shippensburg University)	5.000%	10/1/30	2,000	2,107
Pennsylvania Higher Educational Facilities
Authority Revenue (Shippensburg University)	5.000%	10/1/35	1,400	1,458
Pennsylvania Higher Educational Facilities
Authority Revenue (Shippensburg University)	5.000%	10/1/44	4,940	5,095
Pennsylvania Higher Educational Facilities
Authority Revenue (Slippery Rock
University Foundation)	4.500%	7/1/28 (10)	5,000	5,039
Pennsylvania Higher Educational Facilities
Authority Revenue (Slippery Rock
University Foundation)	5.000%	7/1/31 (10)	5,000	5,098
Pennsylvania Higher Educational Facilities
Authority Revenue (St. Joseph’s University)	5.000%	11/1/33	1,265	1,385
Pennsylvania Higher Educational Facilities
Authority Revenue (St. Joseph’s University)	5.000%	11/1/34	4,000	4,290
Pennsylvania Higher Educational Facilities
Authority Revenue (St. Joseph’s University)	5.000%	11/1/40	9,920	10,541
Pennsylvania Higher Educational Facilities
Authority Revenue (Susquehanna University)
VRDO	0.060%	12/5/14 LOC	4,500	4,500
Pennsylvania Higher Educational Facilities
Authority Revenue (Temple University)	5.000%	4/1/23 (14)	7,000	7,420
Pennsylvania Higher Educational Facilities
Authority Revenue (Temple University)	5.000%	4/1/24 (14)	12,680	13,435
Pennsylvania Higher Educational Facilities
Authority Revenue (Temple University)	5.000%	4/1/35	7,755	8,581
Pennsylvania Higher Educational Facilities
Authority Revenue (Temple University)	5.000%	4/1/42	10,000	11,045
Pennsylvania Higher Educational Facilities
Authority Revenue (Thomas Jefferson University)	5.000%	9/1/39 (2)	9,000	9,630
Pennsylvania Higher Educational Facilities
Authority Revenue (Thomas Jefferson University)	5.000%	3/1/40	1,000	1,073
Pennsylvania Higher Educational Facilities
Authority Revenue
(Trustees of the University of Pennsylvania)	5.000%	9/1/23	1,130	1,331
Pennsylvania Higher Educational Facilities
Authority Revenue
(Trustees of the University of Pennsylvania)	5.000%	9/1/27	1,285	1,500
Pennsylvania Higher Educational Facilities
Authority Revenue
(Trustees of the University of Pennsylvania)	5.000%	9/1/28	3,390	3,934
Pennsylvania Higher Educational Facilities
Authority Revenue
(Trustees of the University of Pennsylvania)	5.000%	9/1/29	1,600	1,849
Pennsylvania Higher Educational Facilities
Authority Revenue
(Trustees of the University of Pennsylvania)	5.000%	9/1/30	2,260	2,590
Pennsylvania Higher Educational Facilities
Authority Revenue
(Trustees of the University of Pennsylvania)	5.000%	9/1/41	9,400	10,408

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pennsylvania Higher Educational Facilities
Authority Revenue
(University of Pennsylvania Health System)	5.000%	8/15/24	2,765	3,236
Pennsylvania Higher Educational Facilities
Authority Revenue
(University of Pennsylvania Health System)	5.250%	8/15/25	4,000	4,723
Pennsylvania Higher Educational Facilities
Authority Revenue
(University of Pennsylvania Health System)	5.000%	8/15/30	3,055	3,480
Pennsylvania Higher Educational Facilities
Authority Revenue
(University of Pennsylvania Health System)	5.000%	8/15/31	3,860	4,382
Pennsylvania Higher Educational Facilities
Authority Revenue
(University of Pennsylvania Health System)	5.000%	8/15/32	2,000	2,262
Pennsylvania Higher Educational Facilities
Authority Revenue
(University of Pennsylvania Health System)	5.750%	8/15/41	4,000	4,683
Pennsylvania Higher Educational Facilities
Authority Revenue
(University of Pennsylvania Health System)	5.000%	8/15/42	16,260	18,046
Pennsylvania Higher Educational Facilities
Authority Revenue (University of Scranton)	5.000%	11/1/28 (10)	4,080	4,269
Pennsylvania Higher Educational Facilities
Authority Revenue (University of the Sciences)	5.000%	11/1/25 (12)	2,285	2,481
Pennsylvania Higher Educational Facilities
Authority Revenue (University of the Sciences)	5.000%	11/1/27 (12)	1,800	1,934
Pennsylvania Higher Educational Facilities
Authority Revenue (University of the Sciences)	5.000%	11/1/37 (12)	2,745	2,895
Pennsylvania Higher Educational Facilities
Authority Revenue (University of the Sciences)	5.000%	11/1/42	4,700	5,083
Pennsylvania Higher Educational Facilities
Authority Revenue (Widener University)	5.000%	7/15/15 (Prere.)	1,200	1,236
2 Pennsylvania Higher Educational Facilities
Authority Revenue TOB VRDO	0.060%	12/5/14	2,100	2,100
Pennsylvania Higher Educational Facilities
Authority Student Housing Revenue (University)	5.000%	7/1/31	4,000	4,233
Pennsylvania Higher Educational Facilities
Authority Student Housing Revenue (University)	5.000%	7/1/42	2,500	2,613
Pennsylvania Higher Educational Facilities
Authority Student Housing Revenue
(University Properties Inc.)	6.000%	7/1/21	2,125	2,470
Pennsylvania Housing Finance Agency
Single Family Mortgage Revenue	4.125%	10/1/25	1,500	1,566
Pennsylvania Housing Finance Agency
Single Family Mortgage Revenue	4.500%	10/1/30	1,500	1,557
Pennsylvania Housing Finance Agency
Single Family Mortgage Revenue	4.750%	10/1/39	2,290	2,376
Pennsylvania Industrial Development
Authority Economic Development Revenue	5.000%	7/1/21	3,000	3,519
Pennsylvania Industrial Development
Authority Economic Development Revenue	5.500%	7/1/23	17,530	19,520

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pennsylvania Intergovernmental Cooperation
Authority Special Tax Revenue
(Philadelphia Funding Program)	5.000%	6/15/22	3,230	3,748
Pennsylvania Public School Building
Authority Lease Revenue
(School District of Philadelphia)	5.000%	6/1/27 (4)	12,880	13,776
Pennsylvania Public School Building
Authority Lease Revenue
(School District of Philadelphia)	5.000%	6/1/31 (4)	18,305	19,451
Pennsylvania State University Revenue	5.000%	8/15/19	920	1,026
Pennsylvania State University Revenue	5.000%	3/1/22	1,250	1,423
Pennsylvania State University Revenue	5.000%	3/1/23	2,020	2,288
Pennsylvania State University Revenue	5.250%	8/15/23	2,000	2,473
Pennsylvania State University Revenue	5.000%	8/15/24	2,000	2,233
Pennsylvania State University Revenue	5.000%	9/1/24	5,000	5,020
Pennsylvania State University Revenue	5.000%	9/1/24	3,000	3,106
Pennsylvania State University Revenue	5.000%	3/1/26	4,800	5,427
Pennsylvania State University Revenue	5.000%	3/1/28	1,000	1,123
Pennsylvania State University Revenue	5.000%	9/1/29	7,625	7,650
Pennsylvania State University Revenue	5.000%	9/1/29	2,500	2,576
Pennsylvania State University Revenue	5.000%	9/1/34	4,325	4,340
Pennsylvania Turnpike Commission
Motor License Fund Revenue	5.000%	12/1/27	2,540	2,904
Pennsylvania Turnpike Commission
Motor License Fund Revenue	5.000%	12/1/29	2,925	3,314
Pennsylvania Turnpike Commission
Motor License Fund Revenue	5.000%	12/1/37	4,000	4,422
Pennsylvania Turnpike Commission
Motor License Fund Revenue	5.000%	12/1/41	2,720	2,973
Pennsylvania Turnpike Commission
Motor License Fund Revenue	5.500%	12/1/41	7,000	7,874
Pennsylvania Turnpike Commission
Motor License Fund Revenue	5.000%	12/1/43	5,430	5,951
Pennsylvania Turnpike Commission
Oil Franchise Tax Revenue	5.000%	12/1/26 (2)	4,000	4,305
Pennsylvania Turnpike Commission
Oil Franchise Tax Revenue	5.000%	12/1/27 (2)	3,000	3,214
Pennsylvania Turnpike Commission
Oil Franchise Tax Revenue	0.000%	12/1/37	2,000	826
Pennsylvania Turnpike Commission
Registration Fee Revenue VRDO	0.070%	12/5/14 (4)	46,915	46,915
Pennsylvania Turnpike Commission
Registration Fee Revenue VRDO	0.070%	12/5/14 (4)	11,500	11,500
3 Pennsylvania Turnpike Commission Revenue	0.590%	12/1/16	1,310	1,314
3 Pennsylvania Turnpike Commission Revenue	0.640%	12/1/17	4,000	4,017
3 Pennsylvania Turnpike Commission Revenue	0.720%	12/1/18	1,000	1,006
3 Pennsylvania Turnpike Commission Revenue	1.310%	12/1/20	2,500	2,560
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/20	6,000	6,950
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/24	1,000	1,159
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/25	16,665	19,096
Pennsylvania Turnpike Commission Revenue	5.375%	6/1/28	12,785	14,212
Pennsylvania Turnpike Commission Revenue	5.250%	7/15/28 (4)	6,875	8,465
Pennsylvania Turnpike Commission Revenue	5.500%	12/1/29	2,525	3,038
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/30	3,400	3,779
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/30	4,600	5,168

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pennsylvania Turnpike Commission Revenue	5.500%	12/1/30	2,500	3,003
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/31	9,500	10,789
Pennsylvania Turnpike Commission Revenue	5.500%	12/1/31 (2)	10,000	10,004
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/32	10,000	11,321
Pennsylvania Turnpike Commission Revenue	5.250%	12/1/32 (2)	16,000	16,007
Pennsylvania Turnpike Commission Revenue	5.500%	6/1/33	17,920	19,893
Pennsylvania Turnpike Commission Revenue	0.000%	12/1/33	1,250	1,190
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/33	2,000	2,264
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/33	9,800	11,041
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/34	2,000	2,257
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/34	10,000	11,230
Pennsylvania Turnpike Commission Revenue	5.250%	6/1/36	12,435	13,542
Pennsylvania Turnpike Commission Revenue	6.000%	12/1/36	2,500	2,951
Pennsylvania Turnpike Commission Revenue	6.500%	12/1/36	3,000	3,607
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/37	7,615	8,359
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/37	8,650	9,489
Pennsylvania Turnpike Commission Revenue	6.250%	6/1/38 (12)	21,595	24,666
Pennsylvania Turnpike Commission Revenue	0.000%	12/1/38	2,500	2,324
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/38	7,500	8,099
Pennsylvania Turnpike Commission Revenue	5.000%	6/1/39 (12)	10,000	10,879
Pennsylvania Turnpike Commission Revenue	5.250%	6/1/39	30,895	34,021
Pennsylvania Turnpike Commission Revenue	5.750%	6/1/39	23,000	26,105
Pennsylvania Turnpike Commission Revenue	5.250%	12/1/39	2,000	2,279
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/40	7,500	8,168
Pennsylvania Turnpike Commission Revenue	5.125%	12/1/40	20	22
Pennsylvania Turnpike Commission Revenue	0.000%	12/1/41	9,365	5,310
Pennsylvania Turnpike Commission Revenue	5.300%	12/1/41	22,000	24,580
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/42	9,500	10,360
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/43	2,500	2,765
Pennsylvania Turnpike Commission Revenue	5.000%	12/1/44	4,000	4,456
Pennsylvania Turnpike Commission Revenue	5.250%	12/1/44	1,000	1,130
Philadelphia PA Airport Parking Authority Revenue	5.125%	2/15/24 (2)	1,045	1,049
Philadelphia PA Airport Parking Authority Revenue	5.250%	9/1/24	4,025	4,611
Philadelphia PA Airport Parking Authority Revenue	5.125%	9/1/29	5,975	6,506
Philadelphia PA Airport Revenue	5.000%	6/15/23	3,000	3,406
Philadelphia PA Airport Revenue	5.000%	6/15/24	5,000	5,651
Philadelphia PA Airport Revenue	5.000%	6/15/25	8,505	9,613
Philadelphia PA Airport Revenue	5.250%	6/15/30	6,890	7,803
Philadelphia PA Authority for Industrial
Development Revenue (The Children’s
Hospital of Philadelphia Project)	4.000%	7/1/44	10,900	11,021
Philadelphia PA Gas Works Revenue	3.000%	8/1/16 (4)	10	10
Philadelphia PA Gas Works Revenue	5.000%	8/1/16	3,050	3,258
Philadelphia PA Gas Works Revenue	5.000%	8/1/17 (4)	25	28
Philadelphia PA Gas Works Revenue	5.250%	8/1/17	2,000	2,209
Philadelphia PA Gas Works Revenue	5.000%	10/1/17 (2)	25	28
Philadelphia PA Gas Works Revenue	5.000%	7/1/18 (4)	5	6
Philadelphia PA Gas Works Revenue	5.375%	7/1/18 (4)	6,000	6,842
Philadelphia PA Gas Works Revenue	3.500%	8/1/18 (4)	75	81
Philadelphia PA Gas Works Revenue	5.000%	8/1/19 (4)	10	12
Philadelphia PA Gas Works Revenue	5.000%	7/1/20 (4)	15	17
Philadelphia PA Gas Works Revenue	5.000%	7/1/22 (4)	10	12
Philadelphia PA Gas Works Revenue	5.000%	10/1/27 (2)	1,750	1,902
Philadelphia PA Gas Works Revenue	5.000%	10/1/28 (2)	75	81

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Philadelphia PA Gas Works Revenue	5.000%	8/1/30 (4)	25	28
Philadelphia PA Gas Works Revenue	5.000%	8/1/32 (4)	5	5
Philadelphia PA Gas Works Revenue	5.000%	10/1/37 (2)	3,000	3,272
Philadelphia PA Gas Works Revenue	5.250%	8/1/40	145	165
Philadelphia PA Gas Works Revenue	5.250%	8/1/40 (4)	105	120
Philadelphia PA Gas Works Revenue VRDO	0.040%	12/5/14 LOC	1,700	1,700
Philadelphia PA GO	7.125%	7/15/16 (Prere.)	3,500	3,886
Philadelphia PA GO	5.000%	8/1/20 (14)	8,005	8,579
Philadelphia PA GO	5.000%	8/1/21 (14)	6,235	6,677
Philadelphia PA GO	5.250%	7/15/25	5,000	5,736
Philadelphia PA GO	5.875%	8/1/31	800	862
Philadelphia PA GO	5.250%	7/15/33	3,585	4,141
Philadelphia PA GO	6.000%	8/1/36	7,430	8,506
Philadelphia PA GO	6.500%	8/1/41	3,785	4,484
Philadelphia PA Hospitals & Higher Education
Facilities Authority Hospital Revenue
(Children’s Hospital of Philadelphia Project)	5.000%	7/1/32	21,155	23,843
Philadelphia PA Hospitals & Higher Education
Facilities Authority Hospital Revenue
(Children’s Hospital of Philadelphia Project)	5.000%	7/1/41	2,500	2,755
Philadelphia PA Hospitals & Higher Education
Facilities Authority Hospital Revenue (Children’s
Hospital of Philadelphia Project) VRDO	0.040%	12/1/14	2,600	2,600
Philadelphia PA Hospitals & Higher Education
Facilities Authority Hospital Revenue (Children’s
Hospital of Philadelphia Project) VRDO	0.040%	12/1/14	4,415	4,415
Philadelphia PA Hospitals & Higher Education
Facilities Authority Hospital Revenue (Children’s
Hospital of Philadelphia Project) VRDO	0.040%	12/2/14	5,700	5,700
Philadelphia PA Hospitals & Higher Education
Facilities Authority Hospital Revenue (Temple
University Health System Obligated Group)	5.500%	7/1/30	3,000	3,074
Philadelphia PA Hospitals & Higher Education
Facilities Authority Hospital Revenue (Temple
University Health System Obligated Group)	5.625%	7/1/42	5,000	5,305
Philadelphia PA Municipal Authority Revenue	6.500%	4/1/34	3,250	3,760
Philadelphia PA Municipal Authority Revenue	6.500%	4/1/39	9,500	10,990
Philadelphia PA School District GO	6.000%	9/1/18 (Prere.)	295	350
Philadelphia PA School District GO	6.000%	9/1/18 (Prere.)	10	12
Philadelphia PA School District GO	5.000%	9/1/19	2,120	2,436
Philadelphia PA School District GO	5.250%	9/1/22	7,500	8,536
Philadelphia PA School District GO	5.250%	9/1/23	7,500	8,526
Philadelphia PA School District GO	5.000%	6/1/26 (14)	5,000	5,898
Philadelphia PA School District GO	6.000%	9/1/38	19,695	22,235
Philadelphia PA Water & Waste Water Revenue	5.600%	8/1/18 (ETM)	925	1,059
Philadelphia PA Water & Waste Water Revenue	5.250%	1/1/32	5,000	5,564
Philadelphia PA Water & Waste Water Revenue	5.000%	8/1/35 (4)	7,000	7,789
Philadelphia PA Water & Waste Water Revenue	5.000%	1/1/36	10,500	11,714
Philadelphia PA Water & Waste Water Revenue	5.250%	1/1/36	9,975	11,097
Philadelphia PA Water & Waste Water Revenue	5.000%	8/1/40 (4)	7,000	7,722
Philadelphia PA Water & Waste Water Revenue	5.000%	1/1/41	7,210	7,960
Philadelphia PA Water & Waste Water Revenue	5.125%	1/1/43	9,000	9,983
Philadelphia PA Water & Waste Water Revenue	5.000%	7/1/43	4,375	4,875
Pittsburgh & Allegheny County PA Sports &
Exhibition Authority Hotel Room
Excise Tax Revenue	5.000%	2/1/26 (4)	3,030	3,428

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pittsburgh PA GO	5.000%	9/1/28 (15)	1,500	1,765
Pittsburgh PA GO	5.000%	9/1/31 (15)	1,120	1,304
Pittsburgh PA GO	5.000%	9/1/32 (15)	2,090	2,420
Pittsburgh PA School District GO	5.000%	9/1/24	1,000	1,138
Pittsburgh PA Water & Sewer Authority Revenue	0.000%	9/1/27 (14)	10,830	6,686
Pittsburgh PA Water & Sewer Authority Revenue	0.000%	9/1/29 (14)	10,000	5,510
Pittsburgh PA Water & Sewer Authority Revenue	5.250%	9/1/36	5,000	5,720
Pittsburgh PA Water & Sewer Authority Revenue	5.250%	9/1/40	5,000	5,699
Pittsburgh PA Water & Sewer Authority
Revenue VRDO	0.110%	12/5/14 (4)	37,500	37,500
Plum Borough PA School District GO	5.000%	9/15/36 (15)	4,920	5,470
Pocono Mountain PA School District GO	5.000%	9/1/31 (4)	3,000	3,097
Radnor Township PA School District GO	5.000%	8/15/15 (Prere.)	725	750
Radnor Township PA School District GO	5.000%	8/15/15 (Prere.)	725	750
Radnor Township PA School District GO	5.000%	8/15/15 (Prere.)	215	222
Radnor Township PA School District GO	5.000%	8/15/15 (Prere.)	835	864
Reading PA Area Water Authority Revenue	5.000%	12/1/31	1,000	1,106
Reading PA School District GO	5.000%	1/15/29 (4)	5,000	5,186
Scranton PA School District GO	5.250%	6/15/27 (10)	2,750	2,927
Scranton PA School District GO	5.250%	6/15/31 (10)	2,375	2,508
Scranton-Lackawanna PA Health & Welfare
Authority Revenue (University of Scranton)	5.000%	11/1/32 (10)	4,075	4,428
Shamokin-Coal Township PA Joint Sewer
Authority Sewer Revenue	5.000%	7/1/16 (Prere.)	5,340	5,730
Snyder County PA Higher Education
Authority University Revenue
(Susquehanna University Project)	5.000%	1/1/30 (12)	5,000	5,189
Somerset PA Area School District GO	5.000%	3/15/25 (4)	7,090	7,725
South Fork PA Hospital Authority Hospital
Revenue (Conemaugh Valley Memorial
Hospital Project)	5.750%	7/1/18 (ETM)	3,895	4,285
Southcentral Pennsylvania General Authority
Revenue (WellSpan Health Obligated Group)	6.000%	6/1/18 (Prere.)	11,440	13,458
Southcentral Pennsylvania General Authority
Revenue (WellSpan Health Obligated Group)	6.000%	6/1/25	8,560	9,584
Southcentral Pennsylvania General Authority
Revenue (WellSpan Health Obligated Group)	5.000%	6/1/28	2,775	3,214
Southcentral Pennsylvania General Authority
Revenue (WellSpan Health Obligated Group)	5.000%	6/1/29	1,500	1,729
Southcentral Pennsylvania General Authority
Revenue (WellSpan Health Obligated Group)	5.000%	6/1/34	1,130	1,280
Southcentral Pennsylvania General Authority
Revenue (WellSpan Health Obligated Group)	5.000%	6/1/44	5,000	5,547
Southeastern Pennsylvania Transportation
Authority Revenue	5.000%	3/1/27	6,100	6,986
Southeastern Pennsylvania Transportation
Authority Revenue	5.000%	3/1/28	5,000	5,669
St. Mary Hospital Authority Pennsylvania Health
System Revenue (Catholic Health Initiatives)	5.000%	11/15/24	14,705	16,865
St. Mary Hospital Authority Pennsylvania Health
System Revenue (Catholic Health Initiatives)	5.000%	11/15/26	5,000	5,687
St. Mary Hospital Authority Pennsylvania Health
System Revenue (Catholic Health Initiatives)	5.000%	11/15/27	3,000	3,399

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
State Public School Building Authority
Pennsylvania College Revenue (Community
College of Allegheny County Project)	5.000%	7/15/22 (4)	1,100	1,268
State Public School Building Authority
Pennsylvania College Revenue (Montgomery
County Community College)	5.000%	5/1/23	3,220	3,827
State Public School Building Authority
Pennsylvania College Revenue (Montgomery
County Community College)	5.500%	5/1/33	6,165	7,275
State Public School Building Authority
Pennsylvania Lease Revenue
(School District of Philadelphia)	5.000%	4/1/22	1,250	1,450
Susquehanna PA Area Regional Airport
Authority System Revenue	4.000%	1/1/33	5,000	4,990
Swarthmore Borough PA Authority
College Revenue	5.000%	9/15/29	400	476
Swarthmore Borough PA Authority
College Revenue	5.000%	9/15/30	1,020	1,210
Swarthmore Borough PA Authority
College Revenue	5.000%	9/15/30	16,000	17,112
Swarthmore Borough PA Authority
College Revenue	5.000%	9/15/38	675	776
Swarthmore Borough PA Authority
College Revenue	5.000%	9/15/43	1,000	1,139
Union County PA Higher Educational Facilities
Financing Authority University Revenue
(Bucknell University)	5.000%	4/1/37	2,000	2,260
Union County PA Higher Educational Facilities
Financing Authority University Revenue
(Bucknell University)	5.000%	4/1/42	2,000	2,239
Unionville-Chadds Ford PA School District GO	5.000%	6/1/32	6,440	7,323
University of Pittsburgh of the Commonwealth
System of Higher Education Pennsylvania
Revenue (University Capital Project)	5.500%	9/15/24	3,000	3,489
University of Pittsburgh of the Commonwealth
System of Higher Education Pennsylvania
Revenue (University Capital Project)	5.250%	9/15/29	14,000	16,183
University of Pittsburgh of the Commonwealth
System of Higher Education Pennsylvania
Revenue (University Capital Project)	5.250%	9/15/34	5,100	5,868
Washington County PA Hospital Authority
Revenue (Washington Hospital Project)	5.375%	7/1/15 (2)	2,250	2,308
West Chester PA Area School District GO	5.000%	11/15/15 (Prere.)	7,480	7,826
West Shore Area Authority Hospital Revenue
(Holy Spirit Hospital of the Sisters of
Christian Charity Project)	6.000%	1/1/26	655	762
West Shore Area Authority Hospital Revenue
(Holy Spirit Hospital of the Sisters of
Christian Charity Project)	5.625%	1/1/32	5,415	6,165
West View PA Municipal Authority Water Revenue	5.000%	11/15/33	1,500	1,736
West View PA Municipal Authority Water Revenue	5.000%	11/15/34	1,500	1,725
West View PA Municipal Authority Water Revenue	5.000%	11/15/39	3,000	3,400
West York PA Area School District GO	5.000%	4/1/33	4,245	4,824
Westmoreland County PA Industrial Development
Authority Revenue (Excela Health Project)	5.125%	7/1/30	1,500	1,600

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Westmoreland County PA Municipal
Authority Revenue	5.250%	8/15/15 (Prere.)	3,490	3,616
Westmoreland County PA Municipal
Authority Revenue	6.125%	7/1/17 (ETM)	3,865	4,166
Westmoreland County PA Municipal
Authority Revenue	5.000%	8/15/33	9,465	10,493
Westmoreland County PA Municipal
Authority Revenue	5.000%	8/15/37	7,500	8,255
Westmoreland County PA Municipal
Authority Service Water Revenue	0.000%	8/15/15 (3)	5,000	4,986
Westmoreland County PA Municipal
Authority Service Water Revenue	0.000%	8/15/23 (14)	5,000	3,922
Westmoreland County PA Municipal
Authority Service Water Revenue	0.000%	8/15/24 (14)	4,000	3,001
Wilkes-Barre PA Finance Authority Revenue
(University of Scranton Project)	5.000%	11/1/35	4,110	4,421
Wilkes-Barre PA Finance Authority Revenue
(University of Scranton Project)	5.000%	11/1/40	4,990	5,351
Wilkes-Barre PA Finance Authority Revenue
(Wilkes University Project)	5.000%	3/1/27	2,200	2,339
Wyoming PA Area School District GO	5.000%	9/1/26 (14)	2,000	2,097
Wyoming PA Area School District GO	5.000%	9/1/29 (14)	5,020	5,217
York County PA GO	5.000%	6/1/33 (14)	6,000	6,235
York County PA GO	5.000%	6/1/38	5,000	5,666
				3,147,308
Virgin Islands (0.1%)
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/25	3,350	3,649

Guam (0.0%)
Guam Power Authority Revenue	5.000%	10/1/27	1,000	1,127

Puerto Rico (0.0%)
Puerto Rico Public Buildings Authority
Government Facilities Revenue	5.750%	7/1/22 (ETM)	10	12
Total Tax-Exempt Municipal Bonds (Cost $2,958,948)				3,152,096
Other Assets and Liabilities (-0.6%)
Other Assets				44,824
Liabilities				(65,057)
				(20,233)
Net Assets (100%)				3,131,863

Pennsylvania Long-Term Tax-Exempt Fund

At November 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	2,936,020
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	2,695
Unrealized Appreciation (Depreciation)	193,148
Net Assets	3,131,863

Investor Shares—Net Assets
Applicable to 30,063,990 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	351,376
Net Asset Value Per Share—Investor Shares	$11.69

Admiral Shares—Net Assets
Applicable to 237,900,553 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,780,487
Net Asset Value Per Share—Admiral Shares	$11.69

See Note A in Notes to Financial Statements.

1 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of November 30, 2014.

2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2014, the aggregate value of these securities was $10,100,000, representing 0.3% of net assets.

3 Adjustable-rate security
A key to abbreviations and other references follows the Statement of Net Assets.
See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
PILOT—Payments in Lieu of Taxes.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
VRDO—Variable Rate Demand Obligation.
VRDP—Variable Rate Demand Preferred.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Investors Assurance).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) AGM (Assured Guaranty Municipal Corporation).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) AGC (Assured Guaranty Corporation).
(13) BHAC (Berkshire Hathaway Assurance Corporation).
(14) NPFG (National Public Finance Guarantee Corporation).
(15) BAM (Build America Mutual Assurance Company).
(16) MAC (Municipal Assurance Corporation).
(17) RAA (Radian Asset Assurance Inc.).
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Pennsylvania Long-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2014
($000)
Investment Income
Income
Interest	117,629
Total Income	117,629
Expenses
The Vanguard Group—Note B
Investment Advisory Services	292
Management and Administrative—Investor Shares	558
Management and Administrative—Admiral Shares	2,418
Marketing and Distribution—Investor Shares	88
Marketing and Distribution—Admiral Shares	418
Custodian Fees	37
Auditing Fees	33
Shareholders’ Reports—Investor Shares	14
Shareholders’ Reports—Admiral Shares	8
Trustees’ Fees and Expenses	2
Total Expenses	3,868
Net Investment Income	113,761
Realized Net Gain (Loss)
Investment Securities Sold	9,058
Futures Contracts	(1,158)
Realized Net Gain (Loss)	7,900
Change in Unrealized Appreciation (Depreciation) of Investment Securities	161,313
Net Increase (Decrease) in Net Assets Resulting from Operations	282,974

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2014 ($000)	2013 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	113,761	116,440
Realized Net Gain (Loss)	7,900	4,087
Change in Unrealized Appreciation (Depreciation)	161,313	(251,403)
Net Increase (Decrease) in Net Assets Resulting from Operations	282,974	(130,876)
Distributions
Net Investment Income
Investor Shares	(13,161)	(16,144)
Admiral Shares	(100,600)	(100,296)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(113,761)	(116,440)
Capital Share Transactions
Investor Shares	(49,705)	(73,761)
Admiral Shares	139,258	(126,827)
Net Increase (Decrease) from Capital Share Transactions	89,553	(200,588)
Total Increase (Decrease)	258,766	(447,904)
Net Assets
Beginning of Period	2,873,097	3,321,001
End of Period	3,131,863	2,873,097

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Long-Term Tax-Exempt Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.04	$11.93	$11.20	$10.99	$10.97
Investment Operations
Net Investment Income	. 427.422		.421	.438	.446
Net Realized and Unrealized Gain (Loss)
on Investments	. 650	(. 890)	.730	.210	.020
Total from Investment Operations	1.077	(. 468)	1.151	.648	.466
Distributions
Dividends from Net Investment Income	(.427)	(. 422)	(. 421)	(. 438)	(.446)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.427)	(. 422)	(. 421)	(. 438)	(.446)
Net Asset Value, End of Period	$11.69	$11.04	$11.93	$11.20	$10.99

Total Return[1]	9.90%	-3.96%	10.43%	6.07%	4.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$351	$381	$490	$470	$537
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	3.73%	3.70%	3.62%	4.00%	4.01%
Portfolio Turnover Rate	16%	17%	17%	9%	18%
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Long-Term Tax-Exempt Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended November 30,
Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$11.04	$11.93	$11.20	$10.99	$10.97
Investment Operations
Net Investment Income	.436	.431	.430	.447	.455
Net Realized and Unrealized Gain (Loss)
on Investments	. 650	(. 890)	.730	.210	.020
Total from Investment Operations	1.086	(.459)	1.160	.657	.475
Distributions
Dividends from Net Investment Income	(. 436)	(. 431)	(. 430)	(. 447)	(.455)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(. 436)	(. 431)	(. 430)	(. 447)	(.455)
Net Asset Value, End of Period	$11.69	$11.04	$11.93	$11.20	$10.99

Total Return	9.99%	-3.89%	10.52%	6.15%	4.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,780	$2,492	$2,831	$2,465	$2,467
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.81%	3.78%	3.70%	4.08%	4.09%
Portfolio Turnover Rate	16%	17%	17%	9%	18%

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Pennsylvania Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended November 30, 2014, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at November 30, 2014.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2011–2014), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Pennsylvania Long-Term Tax-Exempt Fund

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at November 30, 2014, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At November 30, 2014, the fund had contributed capital of $304,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.12% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At November 30, 2014, 100% of the market value of the fund’s investments was determined based on Level 2 inputs.

Pennsylvania Long-Term Tax-Exempt Fund

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $1,296,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at November 30, 2014, the fund had short-term and long-term capital gains of $721,000 and $5,552,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At November 30, 2014, the cost of investment securities for tax purposes was $2,962,526,000. Net unrealized appreciation of investment securities for tax purposes was $189,570,000, consisting of unrealized gains of $190,499,000 on securities that had risen in value since their purchase and $929,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended November 30, 2014, the fund purchased $514,343,000 of investment securities and sold $440,295,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended November 30,
		2014		2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	83,780	7,331	104,534	9,155
Issued in Lieu of Cash Distributions	10,412	909	11,696	1,029
Redeemed	(143,897)	(12,683)	(189,991)	(16,760)
Net Increase (Decrease)—Investor Shares	(49,705)	(4,443)	(73,761)	(6,576)
Admiral Shares
Issued	405,726	35,561	352,172	30,858
Issued in Lieu of Cash Distributions	64,494	5,628	65,089	5,730
Redeemed	(330,962)	(29,137)	(544,088)	(47,990)
Net Increase (Decrease) —Admiral Shares	139,258	12,052	(126,827)	(11,402)

G. Management has determined that no material events or transactions occurred subsequent to November 30, 2014, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Pennsylvania Tax-Free Funds and the Shareholders of Vanguard Pennsylvania Tax-Exempt Money Market Fund and Vanguard Pennsylvania Long-Term Tax-Exempt Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Pennsylvania Tax-Exempt Money Market Fund and Vanguard Pennsylvania Long-Term Tax-Exempt Fund (constituting Vanguard Pennsylvania Tax-Free Funds, hereafter referred to as the “Funds”) at November 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2014 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
January 13, 2015

Special 2014 tax information (unaudited) for Vanguard Pennsylvania Tax-Exempt Funds

This information for the fiscal year ended November 30, 2014, is included pursuant to provisions of the Internal Revenue Code.

Each fund designates 100% of its income dividends as exempt-interest dividends.

The Long-Term Tax-Exempt Fund distributed $1,216,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended November 30, 2014
	Beginning Account Value 5/31/2014	Ending Account Value 11/30/2014	Expenses Paid During Period

Based on Actual Fund Return
Pennsylvania Tax-Exempt Money Market Fund	$1,000.00	$1,000.05	$0.25
Pennsylvania Long-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,029.81	$1.02
Admiral Shares	1,000.00	1,030.22	0.61
Based on Hypothetical 5% Yearly Return
Pennsylvania Tax-Exempt Money Market Fund	$1,000.00	$1,024.82	$0.25
Pennsylvania Long-Term Tax-Exempt Fund
Investor Shares	$1,000.00	$1,024.07	$1.01
Admiral Shares	1,000.00	1,024.47	0.61
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Pennsylvania Tax-Exempt Money Market Fund, 0.05%; and for the Pennsylvania Long-Term Tax-Exempt Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares. (The six-month expense ratio for the Pennsylvania Tax-Exempt Money Market Fund reflects a temporary reduction in operating expenses, described in Note B of the Notes to Financial Statements. Before the reduction, the fund’s annualized six-month expense ratio was 0.16%.) The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

7-Day SEC Yield and 30-Day SEC Yield. A money market fund’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission. For other funds, 30-day SEC yield is derived using a formula specified by the commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Stated Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid using the maturity date of the security. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average stated maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. For Vanguard money market funds, the Distribution by Credit Quality table includes tier ratings for consistency with SEC Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds. A First Tier security is one that is eligible for money market funds and has been rated in the highest short-term rating category for debt obligations by the requisite nationally recognized statistical rating organizations. Credit-quality ratings are obtained from Moody’s, Fitch, and S&P. For securities rated by all three agencies, where two of them are in agreement and assign the highest rating category, the highest rating applies. If a security is only rated by two agencies, and their ratings are in different categories, the lower of the ratings applies. An unrated security is First Tier if it represents quality comparable to that of a rated security, as determined in accordance with SEC Rule 2a-7. A Second Tier security is one that is eligible for money market funds and is not a First Tier security. For Vanguard tax-exempt bond funds, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. Credit quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Pennsylvania Tax-Exempt Money Market Funds Average: Pennsylvania Tax-Exempt Money Market Funds Average through August 31, 2013; Other States Tax-Exempt Money Market Funds Average thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q770 012015

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2014: $60,000 Fiscal Year Ended November 30, 2013: $52,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2014: $6,605,127
Fiscal Year Ended November 30, 2013: $5,714,113

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2014: $2,176,479
Fiscal Year Ended November 30, 2013: $1,552,950

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended November 30, 2014: $316,869
Fiscal Year Ended November 30, 2013: $110,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended November 30, 2014: $198,163
Fiscal Year Ended November 30, 2013: $132,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2014: $515,032
Fiscal Year Ended November 30, 2013: $242,000

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD PENNSYLVANIA TAX-FREE FUNDS
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: January 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD PENNSYLVANIA TAX-FREE FUNDS
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: January 21, 2015
VANGUARD PENNSYLVANIA TAX-FREE FUNDS
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: January 21, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number
2-17620, Incorporated by Reference.